                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  MAY 29, 1996
                                  -------------
                                (Date of Report)



                       INTERNET COMMUNICATIONS CORPORATION
       -------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    COLORADO
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-19578                                         84-1095516
  -----------------------------------------------------------------------------
  (Commission File Number)                 (IRS Employer Identification Number)



          7100 E. BELLEVIEW AVE., SUITE 201, ENGLEWOOD, COLORADO  80111
- -------------------------------------------------------------------------------
          (Address of principal executive offices including zip codes)


                                 (303) 770-7600
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


This report consists of ______ sequentially numbered pages including exhibits.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On May 29, 1996, Internet Communications Corporation (the "Registrant") entered into a definitive Share Exchange Agreement ("Share Exchange Agreement") with Interwest Group, Inc. ("Group") in which all outstanding shares of capital stock of Interwest Communications C.S. Corporation ("Interwest"), a Colorado corporation and a wholly-owned subsidiary of Group, would be acquired by the Registrant. The Share Exchange Agreement provides for and includes the following provisions:

    (1) the issuance and sale by the Registrant to Group, on May 29, 1996 (the "First Closing Date"), at par and for cash, of a promissory note of the Registrant (the "Note") (a) in the principal amount of $900,000, (b) having a maturity on December 31, 1996, or, if earlier, the date that is 30 days after the earlier to occur of (i) the failure of the shareholders of the Registrant to approve the Share Exchange Agreement at the Shareholders Meeting or (ii) the termination of the Share Exchange Agreement by Group pursuant to the terms thereof, including, without limitation, upon the breach by the Registrant of any representation or warranty in the Share Exchange Agreement, the determination by Group that the conditions to its obligations with respect to the Second Closing Transactions described below are not capable of being met by August 1, 1996 and
(c) the note bears interest at a rate of 8.0% per annum from May 29, 1996 to and including a date that is 60 days after May 29, 1996 (or, if the Second Closing Date shall then have occurred, the date that is 90 days after May 29, 1996) and the rate of 12.5% per annum thereafter, payable monthly in arrears or, upon the occurrence and during the continuation of a default under the Note, at a rate of interest 3.5% per annum greater than the rate otherwise applicable; provided that, if the Registrant shall fail to pay in full the principal amount of the Note and all interest accrued there on at the maturity thereof (whether at scheduled maturity, on the date of any required prepayment or, after the expiration of applicable grace periods and cure periods, upon acceleration), then, at any time during the period commencing the day after the date of such maturity of the Note (if the principal amount thereof and all interest accrued thereon shall then not have been paid in full) and ending on a date that is 45 days after the date of such maturity, Group may elect to convert the Note into 300,000 shares of the Registrant's Common Stock (the "Conversion Shares") at a price of $3.00 per share (as such number of shares and price per share may be adjusted pursuant to the terms thereof).

    (2) the exchange of common stock, not later than August 1, 1996 (the "Second Closing Date"), of all the outstanding shares of capital stock of Interwest for a number of shares of the Registrant's Common Stock such that the number of Registrant's Common Stock issued to Group would equal 49.0% of the shares of Registrant's Common Stock issued and outstanding immediately following the Share Exchange.

    The Share Exchange Agreement also provides for representations and warranties by each party regarding corporate existence and power, authorization, approvals and consents, binding effect, financial information, financial condition, absence of defaults under outstanding debt instruments (with respect to which waivers have not been obtained), absence of certain changes or events, taxes, litigation, compliance with laws, licenses, employee matters, labor disputes, subsidiaries, property, equipment, leases, proprietary right, insurance, liens and encumbrances, debt, capitalization, environmental matters, books and records, material contracts, misstatements and omissions, documents filed by the Registrant with the Securities and Exchange Commission, the approval of the boards of directors, shareholders and creditors of the respective parties, the absence of other merger agreements, the absence of fees for brokers and finders and continuing representations and warranties.

    The Stock Exchange Agreement contains covenants of each party including, without limitation, (a) a covenant not to solicit mergers and acquisitions prior to the Second Closing, (b) a covenant by the Registrant to increase the size of its board of directors from four to seven, form three classes of directors whose terms shall be for three (3) year periods and to cause one individual designated by Group to be elected as a director of the Registrant for the first three (3) year term, and to elect two (2) other designees of Group to the Board of Directors, (c) additional affirmation covenants of each party, as applicable, requiring the maintenance of records, maintenance of properties, conduct of business, maintenance of insurance, compliance with laws, payment of taxes, reporting of specified information to the other party, reservation by the Registrant of a sufficient number of shares of Common Stock to be issued to Group, qualification by the Registrant of the shares of Common Stock to be issued to Group for inclusion in the National Association of Securities Dealers Automated Quotations/Small Cap Market ("NASDAQ/Small Cap Market"), maintenance of existence, compliance with laws, use of best efforts to complete the Share Exchange Agreement, coordination of publicity regarding the Share Exchange Agreement, maintenance of confidentiality of information and further assurances, and (d) negative covenants of each party, as applicable and subject to certain transactions undertaken in the ordinary course of business with respect to amendment of charter documents, issuance of securities, creation of liens and encumbrances, incurrence of debt, restricted payments, investments, merger agreements or agreements with respect to other business combinations, leases, disposing of assets, transactions with affiliates, accounting changes, disposing of capital stock of a subsidiary, compensation of executive officers, union contracts, settling or compromising tax liabilities, settling litigation, delisting securities of the Registrant from NASDAQ/Small Cap Market, amending any of the Share Exchange Agreement without the prior approval of the other party and imposing limitations on the rights enjoyed by Group as a shareholder of the Registrant after the Share Exchange Agreement.

    Finally, the Share Exchange Agreement contains conditions precedent to the closing of the Second Closing Date including, without limitation, satisfaction of each party with the terms and conditions of the other Exhibits to the Share Exchange Agreement, receipt of all necessary approvals and consents from the shareholders and creditors of the respective parties, governmental authorities and other persons, the absence of pending or threatened actions that would restrict in any material respect or prohibit the Second Closing, the determination that the Share Exchange will be characterized as a tax-free reorganization under section 368(a)(1)(A) or 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, the absence of any violation or default with respect to any regulation of any governmental body by any of the parties or their respective subsidiaries, the continued accuracy and correctness of the representations and warranties of each party as contained in the Share Exchange Agreement, the performance by each party of its obligations under the Share Exchange Agreement, the delivery of certificates from appropriate officers of the respective parties and the delivery of opinions of counsel for each party acceptable to the other party in its sole discretion.

    Concurrent with the execution of the Share Exchange Agreement, the Registrant and Group entered into a registration rights agreement (the "Registration Rights Agreement") pursuant to which Group and its successors and assigns will have the right on five occasions, commencing on May 29, 1998, to cause the Registrant to register the Registrant's Shares (including shares issued to Group for its shares of Interwest and shares that may be converted upon default of the Note) for sale under the Securities Act of 1933, as amended (the "Securities Act"), and, commencing on May 29, 1997, to cause the Registrant to include the Registrant's Shares in any registration statement filed under the Securities Act offering any other shares of the Registrant's Common Stock.

    It is anticipated that the Second Closing will occur on or before August 1, 1996. In no event will the Second Closing be later than September 1, 1996. The effective date of the Share Exchange Agreement will be August 1, 1996 at 7:00 a.m. Mountain Daylight Time.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.   Stock Purchase Agreement, dated May 29, 1996 between the
                     Registrant and Interwest Group, Inc.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         INTERNET COMMUNICATIONS CORPORATION



                                         By:   /s/ Thomas C. Galley
                                              ---------------------------------
                                              Thomas C. Galley, President

Date: May 29, 1996

                            SHARE EXCHANGE AGREEMENT



                                   dated as of



                                  May 29, 1996



                                     between



                       INTERNET COMMUNICATIONS CORPORATION


                                       and


                              INTERWEST GROUP, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I
                                  TRANSACTIONS . . . . . . . . . . . . . . .   1

Section 1.1  Note; Share Exchange. . . . . . . . . . . . . . . . . . . . . .   1
Section 1.2  Adjustments . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                   ARTICLE II
                                    CLOSINGS . . . . . . . . . . . . . . . .   3

Section 2.1  First Closing . . . . . . . . . . . . . . . . . . . . . . . . .   3
Section 2.2  Second Closing. . . . . . . . . . . . . . . . . . . . . . . . .   3
Section 2.3  Location of Closings. . . . . . . . . . . . . . . . . . . . . .   3

                                   ARTICLE III
                             CONDITIONS OF CLOSINGS. . . . . . . . . . . . .   3

Section 3.1  Conditions Precedent to Both Closings.. . . . . . . . . . . . .   3
Section 3.2  Additional Conditions Precedent to First Closing. . . . . . . .   5
Section 3.3  Additional Conditions Precedent to Second Closing . . . . . . .   6
Section 3.4  Legends.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES. . . . . . . . . . .   7

Section 4.1  Corporate Existence and Power . . . . . . . . . . . . . . . . .   7
Section 4.2  Authorization; Contravention; Modifications . . . . . . . . . .   8
Section 4.3  Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
Section 4.4  Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . .   9
Section 4.5  Financial Information . . . . . . . . . . . . . . . . . . . . .   9
Section 4.6  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 4.7  Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 4.8  Compliance with Laws. . . . . . . . . . . . . . . . . . . . . .  10
Section 4.9  Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . .  10
Section 4.10  Proprietary Rights . . . . . . . . . . . . . . . . . . . . . .  11
Section 4.11  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Section 4.12  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                                                            Page
                                                                            ----
Section 4.13  No Default . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Section 4.14  Capitalization . . . . . . . . . . . . . . . . . . . . . . . .  12
Section 4.15  Material Contracts . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.16  Investment Intent. . . . . . . . . . . . . . . . . . . . . . .  14
Section 4.17  Fees for Brokers and Finders . . . . . . . . . . . . . . . . .  15
Section 4.18  Misstatements. . . . . . . . . . . . . . . . . . . . . . . . .  15
Section 4.19  Company Representations. . . . . . . . . . . . . . . . . . . .  15
Section 4.20  No Merger Agreements.. . . . . . . . . . . . . . . . . . . . .  16
Section 4.21  Continuing Representations and Warranties. . . . . . . . . . .  16


                                    ARTICLE V
                                    COVENANTS. . . . . . . . . . . . . . . .  17

Section 5.1  Special Covenants . . . . . . . . . . . . . . . . . . . . . . .  17
Section 5.2  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . .  20
Section 5.3  Negative Covenants. . . . . . . . . . . . . . . . . . . . . . .  23
Section 5.4  Additional Affirmative Covenants. . . . . . . . . . . . . . . .  24


                                   ARTICLE VI
                                   TERMINATION . . . . . . . . . . . . . . .  25

Section 6.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Section 6.2  Expenses and Fees . . . . . . . . . . . . . . . . . . . . . . .  26


                                   ARTICLE VII
                                  MISCELLANEOUS. . . . . . . . . . . . . . .  27

Section 7.1  Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Section 7.2  No Waivers; Remedies; Specific Performance. . . . . . . . . . .  27
Section 7.3  Amendments, Etc . . . . . . . . . . . . . . . . . . . . . . . .  28
Section 7.4  Successors and Assigns. . . . . . . . . . . . . . . . . . . . .  28
Section 7.5  Accounting Terms and Determinations . . . . . . . . . . . . . .  28
Section 7.6  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .  28
Section 7.7  Counterparts; Effectiveness . . . . . . . . . . . . . . . . . .  29
Section 7.8  Severability of Provisions. . . . . . . . . . . . . . . . . . .  29
Section 7.9  Headings and References . . . . . . . . . . . . . . . . . . . .  29
Section 7.10  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . .  29
Section 7.11  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Section 7.12  Non-Exclusive Jurisdiction . . . . . . . . . . . . . . . . . .  29

                                                                            Page
                                                                            ----
Section 7.13  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . .  30
Section 7.14  Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Section 7.15  Non-Recourse.. . . . . . . . . . . . . . . . . . . . . . . . .  30

                                      ANNEX


Annex A             -    Definitions


                                    EXHIBITS

Exhibit A           -    Form of Note
Exhibit B           -    Form of Registration Rights Agreement
Exhibit C           -    Form of Amendment


Exhibit 3.1(f)(1)   -    Certificate of Secretary of the Company, Group or
                         Interwest
Exhibit 3.1(f)(2)   -    Certificate of Officer of the Company or Group
Exhibit 3.1(f)(5)   -    Opinion of Counsel for the Company
Exhibit 3.1(f)(6)   -    Opinion of Counsel for Group

                            SHARE EXCHANGE AGREEMENT


          SHARE EXCHANGE AGREEMENT dated as of May 29, 1996 between INTERNET COMMUNICATIONS CORPORATION, a Colorado corporation (the "COMPANY"), and INTERWEST GROUP, INC., a Colorado corporation ("GROUP").

          Terms not otherwise defined in this Agreement have the meanings stated in Annex A.

          The parties agree as follows:


                                    ARTICLE I

                                  TRANSACTIONS

          SECTION 1.1 NOTE; SHARE EXCHANGE. Subject to the terms and conditions set forth in this Agreement,

               (a)  at the First Closing,

          (1) the Company shall issue, sell and deliver to Group, and Group shall purchase, accept and acquire from the Company at par and for cash, a promissory note (the "Note") in the principal amount of $900,000 and substantially in the form of EXHIBIT A attached hereto, pursuant to which, if the principal amount of and interest accrued on the Note shall not be paid in full at the maturity thereof (whether at stated maturity, on any date of required prepayment or upon acceleration), Group may require the Company to issue, sell and deliver to the Holder upon the conversion of the Note up to 300,000 shares of common stock, no par value, of the Company (the "COMMON STOCK"; as such number of shares may be adjusted pursuant to the terms of the Note, the "CONVERSION SHARES"), at a price of $3.00 per Conversion Share (as such price per share may be adjusted pursuant to the terms of the Note, the "NOTE CONVERSION PRICE"); and

          (2) the Company and Group shall execute and deliver the Registration Rights Agreement substantially in the form of EXHIBIT B attached hereto (the "THE REGISTRATION RIGHTS AGREEMENT"); and

               (b)  at the Second Closing,

          (1) the Company shall issue, sell and deliver to Group, in consideration of the sale and delivery to the Company of the Interwest Shares, and Group shall purchase, accept and acquire from the Company, 2,306,541 shares of Common Stock (as such number of shares may be adjusted pursuant to Section 1.2(a), the "ADDITIONAL SHARES"), which number of shares (as so adjusted) is intended by the parties to be equal to 49.0% of the number of shares of Common stock issued and outstanding after giving effect to the issuance, sale and delivery of the Additional Shares pursuant to this Section 1.1(b)(1) but without taking into account the issuance of shares of Common Stock after the date of this Agreement (A) pursuant to the exercise of Outstanding Options, in each case in accordance with the terms thereof as of the date of this Agreement, (B) pursuant to the conversion of the Note and (C) with the approval of Group, which approval may be granted, withheld, conditioned or delayed in its sole discretion (collectively, "PERMITTED ISSUANCES"); and

          (2) Group shall sell and deliver to the Company, in consideration of the issuance, sale and delivery to Group of the Additional Shares, and the Company shall purchase, accept, and acquire from Group, 40,000 shares of voting common stock, no par value, of Interwest Communications C.S. Corporation ("INTERWEST") and 1,000 shares of nonvoting common stock, no par value, of Interwest (collectively, the "INTERWEST SHARES"), which are all the issued and outstanding shares of such common stock.

          SECTION 1.2  ADJUSTMENTS.

               (a) Except as provided to the contrary in the following sentence, the respective numbers of Conversion Shares and Additional Shares and the Note Conversion Price, in each case as stated in this Section 1, shall be adjusted in the event of any change in Common Stock by reason of the issuance of any Equity Securities, stock or other non-cash dividends, extraordinary cash dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like on or before the First Closing Date (in the case of the Conversion Shares and the Note Conversion Price) or on or before the Second Closing Date (in the case of the Additional Shares), such that Group shall receive upon the payment of the Note Conversion Price or the sale and delivery of the Interwest Shares, as the case may be, the number and class of shares or other securities or property that would have been received in respect of a share of Common Stock, as the case may be, if the First Closing Date or the Second Closing Date, as the case may be, had occurred immediately prior to such event, or the record date therefor, as applicable.
Notwithstanding anything in this Agreement or in any other Transaction Document to the contrary, no such adjustments shall be required with respect to Permitted Issuances.

               (b) No adjustment made pursuant to this Section 1.2 shall constitute or be deemed a waiver by Group of any breach of any of the representations, warranties or obligations of the Company contained in this Agreement.

                                   ARTICLE II

                                    CLOSINGS

          SECTION 2.1 FIRST CLOSING. The closing of the transactions subject to Section 1.1(a) (the "FIRST CLOSING TRANSACTIONS") shall take place (the "FIRST CLOSING") on May 29, 1996 or, at the election of Group, on the second Business Day after the conditions precedent to the obligations of the parties under this Agreement with respect thereto shall have been satisfied or waived, as the case may be, or on such other date as the parties may agree in writing (the "First Closing Date"), but in no event later than May 31, 1996.

          SECTION 2.2 SECOND CLOSING. The closing of the transactions subject to Section 1.1(b) (collectively, the "SECOND CLOSING TRANSACTIONS") shall take place (the "SECOND CLOSING") on August 1, 1996 or, at the election of Group, on the second Business Day after the conditions precedent to the obligations of the parties under this Agreement with respect thereto shall have been satisfied or waived, as the case may be, or on such other date as the parties may agree in writing (the "Second Closing Date"), but in no event later than September 30, 1996.

          SECTION 2.3 LOCATION OF CLOSINGS. Each of the First Closing and the Second Closing (collectively, the "CLOSINGS") shall take place at the executive offices of the Company at its address stated on the signature pages of this Agreement or at such other location as agreed to by the parties.


                                   ARTICLE III

                             CONDITIONS OF CLOSINGS

          SECTION 3.1 CONDITIONS PRECEDENT TO BOTH CLOSINGS. The obligations of each party under this Agreement with respect to the Transactions are subject to the satisfaction of each of the following conditions, unless such conditions either are required to be satisfied by such party (for the benefit of the other party) or are waived by such party at or before the related Closing:

               (a) each party shall have obtained from each Governmental Body or other person each Approval or taken all actions required to be taken in connection with each Approval, and all waiting, review or appeal periods prescribed with respect to each Approval shall have terminated or expired, as the case may be, in each case with respect to an Approval that is required or advisable on the part of such party for (1) the due execution and delivery by such party of each Transaction Document to which it is or may become a party,
(2) the conclusion of the First Closing Transactions or the Second Closing Transactions, as the case may be, (3) the performance by such party of its obligations under each Transaction Document to which it is or may become a party with respect to the First Closing Transactions or the Second Closing Transactions, as the case may be, and (4) the exercise by such party of its rights and remedies under each Transaction Document to which the party is or may become a party with respect to the First Closing Transactions or the Second Closing Transactions, as the case may be;

               (b) no Action shall be pending or, to the knowledge of either party, threatened against such party or any other person that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the conclusion of the First Closing Transactions or the Second Closing Transactions, as the case may be;

               (c) neither party (1) is in violation of or default, in any material respect, with respect to any Regulation of any Governmental Body or any decision, ruling, order or award of any arbitrator applicable to it or its business, properties or operations, (2) would be in violation of or default, in any material respect, with respect to the same in connection with or as a result of the conclusion of the First Closing Transactions or the Second Closing Transactions, as the case may be, or (3) has received notice that, in connection with or as a result of the conclusion of the First Closing Transactions or the Second Closing Transactions, as the case may be, it is or would be in violation of or default, in any material respect, with respect to the same;

               (d) the representations and warranties of the other party contained in each Transaction Document to which such other party is a party shall be true and correct in all material respects on and as of the First Closing Date or the Second Closing Date, as the case may be, with the same force and effect as though made on and as of such Closing Date;

               (e) the other party shall have performed, in all material respects, all of the covenants and other obligations that are required by the Transaction Documents to which it is a party to be performed by such other party at or before the First Closing or the Second Closing, as the case may be; and

               (f) the party shall have received from the other party the following, each dated the First Closing Date or the Second Closing Date, as the case may be, in form and substance reasonably satisfactory to the receiving party:

          (1) a certificate of the Secretary or an Assistant Secretary of such other party and, with respect to the Company, a certificate of the Secretary or an Assistant Secretary of Interwest, substantially in the form of EXHIBIT 3.1(f)(1), with respect to (i) the articles of incorporation of such other party, (ii) the bylaws of such other party, (iii) the resolutions of the Board of Directors of such other party approving each Transaction Document and the other documents to be delivered by it under the Transaction Documents and (iv) the names and true signatures of the officers of such other party authorized to sign each Transaction Document to which such other party is a party as of the First Closing Date or the Second Closing Date, as the case may be, and the other documents to be delivered by such other party under such Transaction Documents;

          (2) a certificate of the President or a Vice President of such other party, substantially in the form of EXHIBIT 3.1(f)(2) to the effect that
     (i) the representations and warranties of such other party contained in the Transaction Documents to which it is a party are true and correct in all material respects as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) such other party has performed, in all material respects, all covenants and other obligations required by the Transaction Documents to which it is a party to be performed by it at or before the First Closing or the Second Closing, as the case may be;

          (3) certified copies, or other evidence satisfactory to such receiving party, of all Approvals of all Governmental Bodies and other persons with respect to the other party referred to in Section 4.3(a) with respect to the First Closing Date and Section 4.3(b) with respect to the Second Closing Date;

          (4) a certificate of the Secretary of State of each jurisdiction in which such other party is incorporated, dated as of a recent date, as to the good standing of and payment of taxes by such other party and as to the charter documents of such other party or Consolidated Subsidiary, as the case may be, on file in the office of the Secretary of State;

          (5) with respect to the Company, a favorable opinion of one or more counsel for the Company, which together are substantially in the form of
     EXHIBIT 3.1(f)(5), in each case to the extent indicated therein as applicable to the First Closing or the Second Closing, as the case may be, and as to other matters reasonably requested by the receiving party; and

          (6) with respect to Group, a favorable opinion of one or more counsel for Group, which together are substantially in the form of EXHIBIT 3.1(f)(6) in each case to the extent indicated therein as applicable to the First Closing or the Second Closing, as the case may be, and as to other matters reasonably requested by the receiving party, including, at the election of Group, an opinion that the Second Closing Transactions will be characterized as a tax-free reorganization under Section 368(a)(1)(B) of the Code.

          SECTION 3.2  ADDITIONAL CONDITIONS PRECEDENT TO FIRST CLOSING.   The
obligations of each party under this Agreement with respect to the First Closing Transactions are also subject to the satisfaction of each of the following conditions at or before the First Closing, unless the conditions either are required to be satisfied by such party (for the benefit of the other party) or are waived by such party:

               (a) the Company shall have duly executed and delivered to Group the Note substantially in the form of EXHIBIT A attached hereto, with such changes therein as shall have been approved by the Company and Group;

               (b) Group shall have delivered to the Company an amount in immediately available funds equal to the purchase price for the Note; and

               (c) the Company and Group shall have executed and delivered the Registration Rights Agreement substantially in the form of EXHIBIT B attached hereto, with such changes therein as shall have been approved by the Company and Group;

          SECTION 3.3  ADDITIONAL CONDITIONS PRECEDENT TO SECOND CLOSING.   The
obligations of each party under this Agreement with respect to the Second Closing Transactions are also subject to the satisfaction of each of the following conditions at or before the Second Closing, unless the conditions either are required to be satisfied by such party (for the benefit of the other party) or are waived by the party:

               (a) the number of authorized shares of Common Stock shall have been duly increased from 4,500,000 shares to 20,000,000 shares pursuant to the Amendment substantially in the form of EXHIBIT C attached hereto, with such changes therein as shall have been approved by the Company and Group;

               (b) the shareholders of the Company shall have duly approved the Transaction Documents and the Transactions;

               (c) the shareholder of Group shall have duly approved the Second Closing Transactions;

               (d) the Company shall have duly executed and delivered to Group one or more certificates representing the Additional Shares;

               (e) Group shall have delivered to the Company one or more certificates representing the Interwest Shares, duly endorsed for transfer or together with a stock power duly endorsed for transfer;

               (f) the bylaws of the Company shall have been amended to fix the number of directors of the Company at seven;

               (g) three persons designated by Group shall have been elected as directors of the Company effective as of the Second Closing Date to serve in such capacities until the next annual meeting of the shareholders of the Company; and

               (h) the Second Closing Transactions shall be characterized as a tax-free reorganization under Section 368(a)(1)(A) or 368(a)(1)(B) of the Code.

          SECTION 3.4  LEGENDS.

               (a) Each certificate for Company Shares and any certificate issued in exchange therefor or on conversion or upon transfer, except certificates issued in connection with a sale registered under the Securities Act and except as provided below, shall bear legends to the following effect:

          (1) "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

          (2) "The shares represented by this certificate are subject to the restrictions contained in the Registration Rights Agreement dated as of May 29, 1996, a copy of which is on file at the office of the Secretary of the Company."

               (b) The Note and any certificate issued in exchange therefor or on conversion or upon transfer, shall bear the legends to the effect stated in
Section 3.4(a), MUTATIS MUTANDIS.

               (c) The legend stated in Section 3.4(a)(1), and the corresponding legend referred to in Section 3.4(b), shall be removed by delivery of one or more substitute certificates without such legend if the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act.

               (d) The legend stated in Section 3.4(a)(2) and the corresponding legend referred to in Section 3.4(b) shall be removed at such time as the related securities are no longer subject to the Registration Rights Agreement.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


          Each party represents and warrants, with respect to itself and, in the case of Group, with respect to Interwest, as follows (the Company or Interwest being referred to in this Article IV as a "SUBJECT COMPANY"):

          SECTION 4.1 CORPORATE EXISTENCE AND POWER. The representing party, and, with respect to Interwest, the Subject Company each (1) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (2) has all necessary corporate power and authority and all material licenses, authorizations, consents and approvals required to own, lease, license or use its properties now owned, leased, licensed or used and proposed to be owned, leased, licensed or used and to carry on its business as now conducted and proposed to be conducted, (3) is duly qualified as a foreign corporation under the laws of each jurisdiction in which both (A) qualification is required either (i) to own, lease, license or use its properties now owned, leased, licensed and used or (ii) to carry on its business as now conducted and (B) the failure to be so qualified could materially and adversely affect either or both of (i) the business, properties, operations, prospects or condition (financial or otherwise) of the Subject Company, and (ii) the ability of the representing party or the Subject Company to perform its obligations under any Transaction Document to which it is or may become a party and (4) has all necessary corporate power and authority to execute and deliver each Transaction Document to which it is or may become a party.

          SECTION 4.2 AUTHORIZATION; CONTRAVENTION; MODIFICATIONS. Subject to obtaining the Approvals referred to in Section 4.3, the execution and delivery by the representing party of each Transaction Document to which the representing party is or may become a party and the performance by it of its obligations under each such Transaction Document have been duly authorized by all necessary corporate action and do not and will not (1) contravene, violate, result in a breach of or constitute a default under, (A) its articles of incorporation or bylaws, (B) any Regulation of any Governmental Body or any decision, ruling, order or award of any arbitrator by which the representing party or any of its properties may be bound or affected or (C) any agreement, indenture or other instrument to which the representing party is a party or by which the representing party or its properties may be bound or affected, (2) except as contemplated by the Transaction Documents, result in or require the creation or imposition of any Lien on any of the properties now owned or hereafter acquired by the representing party.

          SECTION 4.3  APPROVALS.

               (a) Except with respect to the Approval that may be required under the Hart-Scott-Rodino Act in connection with the conversion of the Note and such other Approvals as shall have been disclosed in writing to the other party, which writing makes reference to this Agreement, no Approval of any Governmental Body or other person is required or advisable on the part of the representing party for (1) the due execution and delivery by the representing party of any Transaction Document to which it is or may become a party, (2) the conclusion of the First Closing Transactions, (3) the performance by the representing party of its obligations under each Transaction Document to which it is or may become a party with respect to the First Closing Transactions and
(4) the exercise by Group of its rights and remedies under each such Transaction Document with respect to the First Closing Transactions. Each such Approval shall have been obtained, all actions by each person required to be taken in connection with each such Approval, other than Approval under the Hart-Scott-Rodino Act, shall have been taken and all prescribed waiting, review or appeal periods with respect to each such Approval shall have terminated or expired, as the case may be, in each case on or before the First Closing Date.

               (b) Except with respect to the Approvals required in connection with the performance by the Company of its obligations under Section 5.1(a)(1), including, without limitation, the Approval by the shareholders of the Company of the Amendment and the filing of articles of amendment with respect thereto with the Secretary of State of the State, the Approvals required in connection with the performance by Group of its obligations under Section 5.1(a)(2), the Approval that may be required under the Hart-Scott-Rodino Act in connection with the conversion of the Note and such other Approvals as shall have been disclosed in writing to the other party, which writing makes reference to this Agreement, no Approval of any Governmental Body or other person that is required or advisable on the part of the representing party for (1) the due execution and delivery by the representing party of any Transaction Document to which it is or may become a party, (2) the conclusion of the Second Closing Transactions, (3) the performance by the representing party of its obligations under each Transaction Document to which it is or may become a party with respect to the Second Closing and (4) the exercise by Group of its rights and remedies under each such Transaction Document with respect to the Second Closing Transactions. Each such Approval shall have been obtained, all actions by each person required to be taken in connection with each such Approval shall have been taken and all prescribed waiting, review or appeal periods with respect to each such Approval shall have terminated or expired, as the case may be, in each case on or before the Second Closing Date.

          SECTION 4.4 BINDING EFFECT. Each Transaction Document to which the representing party is or may become a party is, or when executed and delivered in accordance with this Agreement will be, the legally valid and binding obligation of the representing party enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

          SECTION 4.5  FINANCIAL INFORMATION.

               (a) The consolidated balance sheet of the Subject Company and its Consolidated Subsidiaries as of the last day of its latest complete fiscal year (the "BALANCE SHEET DATE") and the related consolidated statements of operations, shareholders' equity and cash flows for the fiscal year then ended, reported on by the independent public accountants of the representing party (and, with respect to the Company, filed with the Securities and Exchange Commission in the Company's Annual Report on Form 10-K for the year ended January 31, 1996), a true and complete copy of which has been delivered to the other party, fairly present the consolidated financial position of the Subject Company and its Consolidated Subsidiaries as of that date and their consolidated results of operations and cash flows for the year then ended, in accordance with GAAP applied on a consistent basis except as described in the footnotes to such financial statements or as disclosed in writing to the other party, which writing makes reference to this Agreement.

               (b) The representing party has made available to the other party copies of each management letter delivered to the representing party by the independent public accountants of the representing party in connection with the financial statements referred to in this Section 4.5 or relating to any review by them of the internal controls of the Subject Company and its Consolidated Subsidiaries during the three years ended on its Balance Sheet Date or thereafter, and has made available for inspection all reports and working papers produced or developed by them or management in connection with their examination of those financial statements, as well as all such reports and working papers for prior periods for which any liability of the Subject Company and its Subsidiaries for Taxes has not been finally determined or barred by applicable statutes of limitation.

          SECTION 4.6 TAXES. Each of the Subject Company and its Subsidiaries has filed all Tax Returns that are required to be filed with any Governmental Body and has paid all Taxes due pursuant to the Tax Returns or any assessment received by it or otherwise required to be paid, except Taxes being contested in good faith by appropriate proceedings and for which adequate reserves or other provisions are maintained, and except for the filing of Tax Returns as to which the failure to file could not, individually or in the aggregate, have a Material Adverse Effect.

          SECTION 4.7  LITIGATION.

               (a) Except as previously disclosed to the other party in writing, which writing makes reference to this Agreement, there is no Action pending or, to the knowledge of the representing party, threatened against the Subject Party or any of its Subsidiaries that (1) involves any of the Transactions or (2) individually or in the aggregate, if determined adversely to any of them, could result in a liability to any of them in an amount that could have a Material Adverse Effect.

               (b) There is no Action pending or, to the knowledge of the representing party, threatened against the representing party, any of its Subsidiaries or any other person that involves any of the Transactions or any property owned, leased, licensed or used by the representing party or such Subsidiary that, individually or in the aggregate, if determined adversely to any of them, could have a Material Adverse Effect.

          SECTION 4.8 COMPLIANCE WITH LAWS. None of the Subject Company and its Subsidiaries is in, and none of them has received notice of, a violation of or default with respect to, any Regulation of any Governmental Body or any decision, ruling, order or award of any arbitrator applicable to it or its business, properties or operations, including individual products or services sold or provided by it, except for violations or defaults that, individually or in the aggregate, could not have a Material Adverse Effect.

          SECTION 4.9  SUBSIDIARIES.

               (a) The representing party has previously delivered to the other party a correct and complete list of the Subsidiaries of the Subject Company, which list makes reference to this Agreement, showing the following as of the date of this Agreement with respect to each such Subsidiary: (1) the jurisdiction of its incorporation; (2) the title of each authorized class or series of capital stock; (3) the number of shares of each authorized class or series of capital stock; (4) the number of such shares outstanding; (5) the number of outstanding shares owned directly or indirectly by the representing party; and (6) the directors and officers of the Subsidiary as of the date of this Agreement.

               (b) All outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid and nonassessable and are owned as set forth in the written notice referenced in Section 4.13(a), directly or indirectly, beneficially and of record by the representing party, free and clear of all Liens other than Permitted Liens.


          SECTION 4.10  PROPRIETARY RIGHTS.

               (a) The representing party has previously disclosed to the other party in writing, which writing makes reference to this Agreement, a correct and complete description and list of all Proprietary Rights in which one or more of the Subject Company and its Subsidiaries has an interest, the failure to hold which, individually or in the aggregate, could have a Material Adverse Effect. None of the representing party and its Subsidiaries has received notice that the validity of any such Proprietary Right or its title to or use of any such Proprietary Right is being questioned in any Action.

               (b) With respect to the Company, without derogating from the generality of Section 4.10(a), the Company has the right to use the name "Internet" in the State of Colorado.

               (c) The Subject Company or such Subsidiary, as the case may be, has good title to each of the interests created by such Proprietary Rights. The right, title and interest of the Subject Company or such Subsidiary, as the case may be, in and to each such Proprietary Right is free and clear of all Liens other than Permitted Liens.

               (d) The representing party has no reason to believe, and does not believe, that any use has been or is being made of any such Proprietary Right by any person other than the Subject Company, such Subsidiary or a person duly authorized to make that use. All such Proprietary Rights used by the Subject Company or such Subsidiary, as the case may be, but previously owned or held by any of its directors, officers, employees or agents, have been duly transferred to the Subject Company or such Subsidiary, as the case may be.

               (e) There is no liability or obligation of any of the Subject Company and its Subsidiaries with respect to any such Proprietary Right that is required to have been paid or otherwise performed, as of the date of this Agreement, that has not been paid or otherwise performed in full.

          SECTION 4.11 INSURANCE. The Subject Company and its Subsidiaries are insured with reputable insurers against all risks normally insured against in accordance with generally prevailing practices in the communications industry and all of such insurance policies and bonds maintained by or for the benefit of the Subject Company and such Subsidiary, as the case may be, are in full force and effect. The Subject Company and its Subsidiaries maintain insurance with reputable insurance companies in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated. There are no currently outstanding material losses for which the Company or such Subsidiary has failed to give or present notice or claim under any policy. There are no requirements by any insurance company or by any board of fire underwriters or other body exercising similar functions or by any Governmental Body of which the representing party has knowledge requiring any repairs or other work to be done to any of the properties owned, leased, licensed or used by the Subject Company or such Subsidiary or requiring any equipment or facilities to be installed on or in connection with any of the properties, the failure to complete which could result in the cancellation of the policy of insurance. Policies for all the insurance are in full force and effect and none of the Subject Company and its Subsidiaries is in default in any material respect under any of the policies. The representing party has no knowledge of the cancellation or proposed cancellation of any of the insurance or of any proposed increase in the contributions for workers' compensation or unemployment insurance or of any conditions or circumstances applicable to the business of the Company or such Subsidiary, as the case may be, which might result in a material increase in those contributions.

          SECTION 4.12 DEBT. The representing party has previously disclosed to the other party in writing, which writing makes reference to this Agreement, a correct and complete description and list of the following: (1) all credit agreements, indentures, purchase agreements, Guarantees, Capitalized Leases and other Investments, agreements and other arrangements presently in effect providing for or relating to Debt in any amount greater than $250,000 in respect of which any of the Subject Company and its Subsidiaries is in any manner directly or contingently obligated; (2) the maximum principal or face amounts of such Debt outstanding or which may be outstanding under each of those agreements and other arrangements; and (3) the maturity date or dates of such Debt.

          SECTION 4.13 NO DEFAULT. Except as previously disclosed to the other party in writing, which writing makes reference to this Agreement, none of the Subject Company and its Subsidiaries is in default in respect of any obligation under any credit agreement, indenture, purchase agreement, Guarantee, Capitalized Lease and other Investment, agreement or arrangement referred to in
Section 4.12, which default either alone or together with any other default, entitles another party thereto, with the giving of notice or the passage of time or both, to terminate or modify the rights and obligations of the parties thereunder or with respect thereto or to accelerate, increase or otherwise modify any obligation of the Subject Company or any of its Subsidiaries thereunder.

          SECTION 4.14  CAPITALIZATION.

               (a)  With respect to the Company,

          (1) the authorized capital stock of the Company consists of (A) 4,500,000 shares of Common Stock and (B) 100,000,000 shares of preferred stock, par value $.0001 per share, of which no shares are issued and outstanding;

          (2) the number of shares of Common Stock as of the date hereof (A) issued and outstanding, (B) held in the treasury of the Company, (C) reserved for issuance upon exercise of outstanding stock options granted by the Company (the "Outstanding Options"), together with the exercise prices therefor and (D) reserved for issuance as Conversion Shares upon conversion of the Note and reserved for issuance as Additional Shares has been previously disclosed to Group in writing, which writing makes reference to this Agreement.

               (b) With respect to Interwest, (1) the authorized capital stock of Interwest consists of (A) 100,000 shares of voting common stock, no par value, of which 40,000 shares are issued and outstanding, and (B) 10,000 shares of nonvoting common stock, no par value, of which 1,000 shares are issued and outstanding, and (2) all of which issued and outstanding Interwest Shares are owned, beneficially and of record, by Group.

               (c) Except as set forth above and except as provided in the Transaction Documents, no Equity Securities of the Subject Company are issued, reserved for issuance or outstanding.


               (d) All outstanding shares of capital stock of the Subject Company are, and all shares that may be issued pursuant to the exercise of the Outstanding Options, the Conversion Shares that may be issued pursuant to the conversion of the Note (if the same shall be executed and delivered) and the Additional Shares, as the case may be, will be, when issued, duly authorized, validly issued, fully paid and nonassessable and, except as provided in the Transaction Documents, are not subject to preemptive rights.

               (e) Except with respect to the Outstanding Options and the Transaction Documents, there are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Subject Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Subject Company may vote.

               (f) Except with respect to the Outstanding Options and the Transaction Documents, there is no agreement or arrangement restricting the voting or transfer of the Equity Securities of the Subject Company.

               (g) Except with respect to the Outstanding Options and the Transaction Documents, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which any of the Subject Company and its Subsidiaries is a party or by which any of them is bound obligating the Subject Company or such Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other Equity Securities of the Subject Company or such Subsidiary or obligating the Subject Company or such Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

               (h) Except as previously disclosed to the other party in writing, which writing makes reference to this Agreement, there are no outstanding contractual obligations, commitments, understandings or arrangements of any of the Subject Company and its Subsidiaries to repurchase, redeem or otherwise acquire, require or make any payment in respect of any shares of Equity Securities of the Subject Company or such Subsidiary.

               (i) Except with respect to statutory restrictions of general application, there are no legal, contractual or other restrictions on the payment of dividends or other distributions or amounts on or in respect of any of the Equity Securities of the Subject Company.

               (j) Except as contemplated by the Registration Rights Agreement, there are no agreements or arrangements to which any of the Subject Company and its Subsidiaries is a party pursuant to which the Subject Company is or could be required to register shares of common stock or other securities under the Securities Act.

               (k) Equity Securities of the Subject Company that were issued and reacquired by the Subject Company were so reacquired (and, if reissued, so reissued) in compliance with all applicable Regulations, and the Subject Company has no liability with respect to the reacquisition or reissuance of the Equity Securities.

          SECTION 4.15 MATERIAL CONTRACTS. The representing party has previously disclosed to the other party in writing, which writing makes reference to this Agreement, a correct and complete description and list of the following (collectively, the "MATERIAL CONTRACTS") with respect to any of the Subject Company and its Subsidiaries:

               (a) agreements with investment bankers, brokers, finders, consultants and advisers engaged by or on behalf of the Subject Company or such Subsidiary with respect to the Transactions or other transactions contemplating the recapitalization of the Subject Company or such Subsidiary, the purchase or sale by the Subject Company or such Subsidiary of assets not in the ordinary course of business or the issuance and sale by the Subject Company or such Subsidiary of any Equity Securities or Debt of the Subject Company or such Subsidiary, as the case may be;

               (b) agreements with any shareholder having beneficial ownership of 5.0% or more of the shares of common stock of the Subject Company then issued and outstanding, director or officer of the Subject Company or such Subsidiary and all shareholders' agreements and voting trusts; and

               (c) agreements not made in the ordinary course of business and which are materially adverse to the business of the Subject Company or such Subsidiary.

          SECTION 4.16  INVESTMENT INTENT.

               (a) The representing parties acknowledge that the Company is issuing and selling the Note (and, upon conversion thereof, the Conversion Shares) and the Additional Shares and that Group is selling the Interwest Shares, in each case pursuant to the terms of the Transaction Documents, in reliance upon the exemption afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering.

               (b) The representing party (1) represents that it is acquiring securities pursuant to Section 1.1 for investment and without any view toward distribution of any of the securities to any other person and (2) agrees that it will not sell or otherwise dispose of the securities except in compliance with the registration requirements or exemption provisions under the Securities Act.

          SECTION 4.17 FEES FOR BROKERS AND FINDERS. The representing party and its Subsidiaries and other Affiliates have not authorized any person to act as financial advisor, broker, finder or other intermediary that might be entitled to any fee, commission, expense reimbursement or other payment of any kind from any of the representing party, such Subsidiaries and such other Affiliates upon the conclusion of or in connection with any of the Transactions.

          SECTION 4.18 MISSTATEMENTS. Except to the extent revised or superseded by a subsequent certificate, schedule or report furnished to the other party, no information, certificate, schedule or report furnished by or on behalf of the representing party to the other party with respect to any of the Subject Company and its Subsidiaries in connection with the negotiation of any Transaction Document or the satisfaction of any condition under any Transaction Document contained as of the date thereof any untrue statement of a material fact or omitted to state a material fact necessary to make the statement contained therein, in the light of the circumstances under which it was made, not misleading.

          SECTION 4.19  COMPANY REPRESENTATIONS.  With respect to the Company:

               (a) RECOMMENDATIONS. The Board of Directors of the Company, at a meeting duly called and held, has duly (1) determined that the Transaction Documents and the Transactions, taken as a whole, are in the best interests of the Company and its shareholders, (2) resolved to recommend that holders of shares of Common Stock approve the Transaction Documents and the Transactions (collectively, the "RECOMMENDATIONS") and (3) approved the Transaction Documents and the Transactions.

               (b) SHAREHOLDER APPROVAL. The affirmative vote of a majority of the shares of the Common Stock voted at the duly convened Shareholders Meeting (or any other duly convened meeting of the holders of the Common Stock) is the only vote of the holders of any class or series of the Equity Securities of the Company necessary to approve the Transaction Documents and the Transactions, including, without limitation, the increase in the number of authorized shares of Common Stock from 4,500,000 shares to 20,000,000 shares. None of the First Closing Transactions is required to be approved by the holders of shares of any class of Equity Securities of the Company.

               (c) NO RESTRICTIONS ON GROUP. No provision of the articles of incorporation or bylaws of the Company or any other agreement, indenture or other instrument to which the Company or its properties are subject (1) directly or indirectly restricts or impairs the right or ability of Group to vote, or otherwise to exercise the rights and receive the benefits of a shareholder with respect to, Equity Securities of the Company that may be acquired or controlled by Group, including, without limitation, restrictions based upon the size of the security holdings of Group, the business in which it is engaged or other considerations applicable to it and not to security holders generally, or (2) permits any other securityholder of the Company to acquire securities of the Company on a basis not available to Group if Group were to acquire Equity Securities of the Company.

               (d) SEC DOCUMENTS. The Company has filed with the Securities and Exchange Commission all reports, schedules, forms, statements and other documents required by the Exchange Act to be filed by the Company since January 1, 1993 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC DOCUMENTS"). The Company has delivered or made available to Group all SEC Documents. As of their respective dates, except to the extent revised or superseded by a subsequent filing with the Securities and Exchange Commission, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the SEC Documents (including any and all financial statements included therein) as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company and the Subsidiaries included in all SEC Documents, including any amendments thereto (the "SEC FINANCIAL STATEMENTS"), comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission with respect thereto.

          SECTION 4.20 NO MERGER AGREEMENTS. None of the representing party and its Subsidiaries has entered into any agreement with any person which has not been terminated as of the date of this Agreement and under which there remains any liability or obligation of any of the representing party and its Subsidiaries with respect to a merger or consolidation with any of the Subject Company and its Subsidiaries, an acquisition of any Equity Securities of any of the Subject Company and its Subsidiaries, any other acquisition of a substantial amount of the assets of any of the Subject Company and its Subsidiaries or any Business Combination Transaction with respect to any of the Subject Company and its Subsidiaries.

          SECTION 4.21 CONTINUING REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the representing party in this Agreement or in any other Transaction Document as of any date other than a Closing Date will be true and correct in all material respects on and as of the Closing Date except as otherwise contemplated by such Transaction Document, and the representing party will prepare and deliver to the other party such updates or other revisions of the written disclosures referred to in this Article IV as have been delivered by the representing party to the other party as shall be necessary in order to make each of such written disclosures correct and complete in all material respects on and as of the Closing Date. The requirement to prepare and deliver updates or other revisions of the written disclosures, and the receipt by the other party of information pursuant to Section 5.1 or otherwise on or before a Closing Date, shall not limit the right of the other party under Article III to require as a condition precedent to the performance of its obligations under this Agreement on such Closing Date the accuracy in all material respects of the representations and warranties and the performance in all material respects of the covenants of the representing party made in the Transaction Documents (without regard to such updates or other revisions) and to receive an unqualified certificate with respect to the same.


                                    ARTICLE V

                                    COVENANTS

          SECTION 5.1  SPECIAL COVENANTS.

               (a)  FIRST CLOSING.  Until the conclusion of the First Closing:

          (1) COMPANY APPROVALS. The Company shall use its best efforts to obtain:

               (A) the Approvals with respect to the Transaction Documents and the Transactions specified in writing to Group, which writing makes reference to this Agreement;

               (B) the Approval of the shareholders of the Company with respect to the Transaction Documents and the Transactions, including, without limitation, the increase in the number of authorized shares of Common Stock from 4,500,000 shares to 20,000,000 shares; and

               (C) the Approval required, if any, to cause the Company Shares to be qualified for inclusion in the National Association of Securities Dealers Automated Quotation/Small Cap (the "NASDAQ/SMALL CAP"), and give such notice as required, if any, to the National Association of Securities Dealers, Inc. with respect to the Transaction Documents and the Transactions.

          (2) GROUP APPROVALS. Group shall use its best efforts to obtain the following Approvals with respect to the Transaction Documents and the Transactions on terms and conditions that shall have been approved by the Company, which approval may not be unreasonably withheld:

               (A) the Approvals with respect to the Transaction Documents and the Transactions specified in writing to the Company, which writing makes reference to this Agreement; and

               (B) the Approval of the shareholder of Group with respect to the Second Closing Transactions.

               (b)  SECOND CLOSING.  Until the conclusion of the Second Closing:

          (1) SHAREHOLDERS MEETING; PREPARATION OF PROXY STATEMENT. Without limiting the generality of Section 5.1(a)(1)(C), the Company, acting through its Board of Directors, shall, in accordance with applicable law and as soon as practicable following the execution and delivery of this Agreement, (A) duly postpone the annual meeting of shareholders of the Company currently scheduled to be held on May 30, 1996, or convene and immediately adjourn (without conducting any other business), give such notice to the shareholders as may be appropriate or required by law, convene and, subject to Section 5.1(b)(1)(D), hold the annual meeting of its shareholders or a special meeting thereof (such meeting, including any adjournments thereof, the "SHAREHOLDERS MEETING") for the purpose, among other things, of considering and taking action upon the Transaction Documents and the Transactions, and prepare and file with the Securities and Exchange Commission proxy statement (such proxy statement including the form of proxy and all such other materials distributed in connection therewith, as amended or supplemented from time to time, the "PROXY STATEMENT"), (B) use its best efforts (i) to obtain and furnish the information required to be included by it in the Proxy Statement and, after consultation with Group, respond promptly to any comments made by the Securities and Exchange Commission with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time following the execution and delivery of this Agreement and (ii) to solicit proxies in favor of the Transactions and otherwise obtain the approval by its shareholders of the Transaction Documents and the Transactions, including, without limitation, the increase in the number of authorized shares of Common Stock from 4,500,000 shares to 20,000,000 shares, and (C) cause the Proxy Statement and the distribution thereof to comply in all material respects with the Exchange Act and ensure that the Proxy Statement will not, at the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders and at the time of the Shareholders Meeting, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders Meeting which has become false or misleading. Subject to the Company's right pursuant to clause (z) of the proviso to Section 5.1(b)(2) to withdraw or modify the Recommendations, the Company shall include in the Proxy Statement the recommendation of its Board of Directors that holders of Common Stock vote in favor of the approval of the Transaction Documents and the Transactions. If the Company is advised by its proxy solicitors prior to the Shareholders Meeting or otherwise determines that a vote in favor of the Transactions is not likely to be obtained at the Shareholders Meeting, the Shareholders Meeting shall, at the request of Group, be adjourned from time to time, provided that in no event will the Shareholders Meeting be required hereunder to be held more than 120 days from the original scheduled meeting date, which 120 day period shall be extended by the number of days, if any, that the Company is enjoined from soliciting proxies in connection with the Shareholders Meeting or that the holding of the Shareholders Meeting or the vote thereat is enjoined. The obligations of the Company pursuant to Section 5.1(b)(1) (including, without limitation, the obligation to submit the Transactions to a vote of its shareholders), shall not be affected by the withdrawal or modification of the Recommendations.

          (2) NO SOLICITATION. None of the parties and their respective Subsidiaries shall, and none of the parties and their respective Subsidiaries shall authorize or permit any of its officers, directors, employees or Affiliates or any financial advisor, attorney, accountant or other representative retained by it to,

               (A) solicit, initiate or encourage (including, without limitation, by way of furnishing information), any inquiry or the making of any proposal to the Company or Interwest (each being referred to in this Section 5.1(b)(2) as a "SUBJECT COMPANY") or their respective Affiliates from any person (other than (x) the other party or any Affiliate of, or any person acting in concert with or representing such other party and (y) the persons previously identified by the covenanting party to the other party), which proposal constitutes, or may reasonably be expected to lead to, in each case whether in one transaction or in a series of transactions,
          (i) an acquisition from the Subject Company or its shareholders of any Equity Securities of any of the Subject Company and its Subsidiaries (other than the Transactions), (ii) any acquisition of a substantial amount of assets of any of the Subject Company and its Subsidiaries,
          (iii) a merger or consolidation of any of the Subject Company and its Subsidiaries or (iv) any tender offer (including a self-tender offer) or exchange offer, recapitalization, liquidation, dissolution or similar transaction involving any of the Subject Company and its Subsidiaries (other than the Transactions) or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or materially delay the conclusion of any of the Transactions or which would or could reasonably be expected to materially reduce the benefits of the Transactions to the other party (collectively, "BUSINESS COMBINATION TRANSACTIONS") or agree to or endorse any Business Combination Transaction; or

               (B) enter into or participate in any discussions or negotiations regarding any Business Combination Transaction, or furnish to any other person (other than the other party or any Affiliate of, or any person acting in concert with or representing, such other party) any information with respect to the business, properties, operations, prospects or conditions (financial or otherwise) of the Subject Company and its Subsidiaries or any Business Combination Transaction, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other person to seek or conclude any Business Combination Transaction;

     PROVIDED, HOWEVER, that the foregoing clauses (i) and (ii) of Section 5.1(b)(2)(A) and Section 5.1(b)(2)(B) shall not prohibit a party from (x) furnishing to a third party who has made a written proposal with respect to a Business Combination Proposal (a "TRANSACTION PROPOSAL") information pursuant to an appropriate confidentiality letter concerning the Subject Company and its Subsidiaries and the business, properties, operations, prospects or conditions (financial or otherwise) of the Subject Company and its Subsidiaries, (y) engaging in discussions or negotiations with such a third party who has made such a Transaction Proposal or (z) following receipt of a Transaction Proposal, taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act or changing the Recommendations, but in each case referred to in the foregoing clauses (x) through (z) only after the Board of Directors of the Subject Company concludes in good faith, based upon the written opinion of its counsel, that such action is necessary or appropriate in order for the Board of Directors of the Subject Company to act in a manner which is consistent with its fiduciary obligations under applicable law. If the Board of Directors of a party or a Subject Company receives a Transaction Proposal, then the party or the Subject Company, as the case may be, shall promptly inform the other party of the terms and conditions of such proposal and the identity of the person making the Transaction Proposal and shall keep the other party generally informed with reasonable promptness of any steps it is taking pursuant to the preceding sentence of this Section 5.1(b)(2) with respect to the Transaction Proposal. Each party has advised the directors of the related Subject Company with respect to the obligations of the party under this Section 5.1(b), and each of such directors has agreed to comply with such obligations.

               (c) NUMBER OF DIRECTORS. If the shareholders of the Company shall have approved the Transaction Documents and the Transactions, the Board of Directors of the Company shall amend the bylaws of the Company to increase the number of directors of the Company from four persons to seven persons and at the Second Closing shall cause the vacancies created thereby to be filled by three persons designated by Group to serve in such capacities until the next annual meeting of the shareholders of the Company.

               (d) RESERVATION OF COMPANY SHARES. The Company shall reserve from its authorized but unissued shares of Common Stock, for issuance pursuant to the terms of the Note and this Agreement, a number of shares equal to the number of Conversion Shares issuable upon conversion of the Note from time to time and, upon the approval of the Amendment by the shareholders of the Company, a number of shares equal to the Additional Shares.

          SECTION 5.2 AFFIRMATIVE COVENANTS. Each party covenants and agrees, with respect to itself and, in the case of Group, with respect to Interwest, to do the following until the conclusion of the Second Closing (the Company or Interwest, as the case may be, being referred to in this Section 5.2 as a "SUBJECT COMPANY"):

               (a) MAINTENANCE OF EXISTENCE. The covenanting party shall, and shall cause its Subsidiaries to, preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation in each jurisdiction in which both (1) qualification is required either (A) to own, lease, license or use its properties now owned, leased, licensed or used and proposed to be owned, leased, licensed or used or (B) to carry on its business as now conducted or proposed to be conducted and (2) the failure to be so qualified could materially and adversely affect either or both of (A) the business, properties, operations, prospects or condition (financial or otherwise) of the party and (B) the ability of the party to perform its obligations under any Transaction Document to which it is or may become a party.

               (b) COMPLIANCE WITH LAWS. The covenanting party shall, and shall cause its Subsidiaries to, comply in all respects with all Regulations of each Governmental Body and all decisions, rulings, orders and awards of each arbitrator applicable to it or its business, properties or operations in connection with the Transactions.


               (c) BEST EFFORTS. Upon the terms and subject to the conditions provided in the Transaction Documents, the covenanting party shall, and shall cause its Subsidiaries to, use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, and to assist and cooperate with the other party hereto in doing all things necessary, proper or advisable under applicable Regulations to ensure that the conditions set forth in Article III and to the conclusion of the Transactions are satisfied and to conclude and make effective, in the most expeditious manner practicable, the Transactions including, without limitation, using its best efforts to obtain all necessary Approvals.

               (d) NOTIFICATION. The covenanting party shall, and shall cause its Subsidiaries to, give prompt notice to the other parties to this Agreement or any other Transaction Document, as the case may be, of (1) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty of the covenanting party contained in the

Transaction Document to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Second Closing Date and (2) any failure of the covenanting party to perform or otherwise comply with, in any material respect, any covenant, condition or agreement to be performed or complied with by it under the Transaction Documents; which covenant of notification shall not limit the right of the other party under Article III to require as a condition precedent to the performance of its obligations under this Agreement the continuing accuracy and performance of the representations and warranties and covenants of the notifying party made in the Transaction Documents and to receive an unqualified certificate with respect to the same.

               (e) PUBLICITY AND REPORTS. Except as may be required by applicable laws, court process or by obligations pursuant to any listing agreement with a national securities exchange or on NASDAQ/Small Cap Market, the covenanting party shall, and shall cause its Subsidiaries to, consult with the other party before issuing any press release or making any public statement with respect to the Transactions.

               (f) CONFIDENTIALITY. The covenanting party shall, and shall cause its Subsidiaries to, keep confidential information disclosed by any of the other party, its Subsidiaries of its respective representatives to any of the covenanting party, its Subsidiaries or its representatives, whether before or after the date of this Agreement, in connection with the Transactions or the discussions and negotiations preceding the execution of the Transaction Documents, and use such information only as contemplated by the Transaction Documents, except in each case to the extent that (1) the information was known by the recipient when received or the information is or hereafter becomes lawfully obtainable from other sources, (2) disclosure to a Governmental Body having jurisdiction over the parties is necessary or appropriate, (3) disclosure may otherwise be required by applicable Regulations or (4) the duty as to confidentiality is waived in writing by the other party. If this Agreement is terminated, each party shall use reasonable efforts to return upon written request from the other party all documents (and reproductions of those documents) received by it or its representatives from the other party (and, in the case of reproductions, all reproductions made by the receiving party) that include information not within the exceptions contained in the preceding sentence, unless the recipients provide assurances reasonably satisfactory to the requesting party that the documents have been destroyed.

               (g) REPORTING REQUIREMENTS. The covenanting party shall, and shall cause its Subsidiaries to, furnish to the other party:

          (1) ADVERSE EVENTS. Promptly after the occurrence, or failure to occur, of any such event, information with respect to any event (A) which could have a Material Adverse Effect, (B) which, if known as of the date of this Agreement, would have been required to be disclosed to the other party or (C) which would be likely to cause any representation or warranty contained in any Transaction Document with respect to the covenanting party or such Subsidiary to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Second Closing Date;

          (2) ACCESS TO INFORMATION. Afford to the other party, and to the officers, employees, financial advisors, attorneys, accountants and other representatives of the other party, reasonable access during normal business hours to all its properties, books, contracts commitments, personnel and records; furnish as promptly as practicable to the other party and its representatives such information with respect to the business, properties, operations, prospects or conditions (financial or otherwise) of the Subject Company and its Subsidiaries as they may from time to time reasonably request; and

          (3) GENERAL INFORMATION. Such other information respecting the condition or operations, financial or otherwise, of any of the Subject Company and its Subsidiaries as the other party may from time to time reasonably request.

               (h) MAINTENANCE OF RECORDS. The Subject Company shall, and shall cause its Subsidiaries to, keep adequate records and books of account reflecting all its financial transactions, keep minute books containing accurate records of all meetings and accurately reflecting all corporate action of its shareholders and its board of directors (including committees) and keep stock books and ledgers correctly recording all transfers and issuances of all capital stock.

               (i) MAINTENANCE OF PROPERTIES. The Subject Company shall, and shall cause its Subsidiaries to, maintain, keep and preserve all its real property and personal property used or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

               (j) CONDUCT OF BUSINESS. Except as otherwise contemplated by the Transaction Documents, the Subject Company shall, and shall cause its Subsidiaries to, continue to engage in an efficient and economical manner solely in a business of the same general type as conducted by it on the date of this Agreement in the ordinary course, consistent with past practices; and use its best efforts to preserve the business of the Company and its Subsidiaries and to preserve the goodwill of customers, suppliers and others having business relations with the Company and its Subsidiaries.

               (k) MAINTENANCE OF INSURANCE. The Subject Company shall, and shall cause its Subsidiaries to, maintain insurance such that the representations and warranties stated in Section 4.20 shall at all times remain true.

               (l) PAYMENT OF TAXES. The Subject Company shall, and shall cause its Subsidiaries to, timely file all Tax Returns that are required to be filed by it and pay before they become delinquent all Taxes due pursuant to those Tax Returns or any assessment received by it or otherwise required to be paid, except Taxes being contested in good faith by appropriate proceedings and for which adequate reserves or other provisions are maintained, and except for the filing of such Tax Returns as to which the failure to file could not, individually or in the aggregate, have a Materially Adverse Effect.

          SECTION 5.3 NEGATIVE COVENANTS. Each party covenants and agrees, with respect to itself and, in the case of Group, with respect to Interwest, as follows, and shall not enter into any agreement or take any other action inconsistent with the following, in each case until the conclusion of the Second Closing (the Company or Interwest, as the case may be, being referred to in this Section 5.3 as a "SUBJECT COMPANY"):

               (a) CHARTER DOCUMENTS. The Subject Company shall not, and shall not permit any of its Subsidiaries to, amend its articles of incorporation or its bylaws.

               (b) CAPITALIZATION. The Subject Company shall not, and shall not permit any of its Subsidiaries to, issue any shares of capital stock or other Equity Securities other than Permitted Issuances.

               (c) MERGERS, ETC. Except as shall have been previously agreed in writing by the parties, which writing makes reference to this Agreement, the Subject Company shall not, and shall not permit any of its Subsidiaries to, merge or consolidate with any person, sell, lease, license or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to any person or acquire all or substantially all of the assets or the business of any person, in each case whether in one transaction or in a series of transactions, or to effect any other Business Consolidation Transaction, except that a Consolidated Subsidiary may merge into or transfer assets to the Subject Company or a Wholly-Owned Consolidated Subsidiary.

               (d) SETTLE LITIGATION. The Subject Company shall not, and shall not permit any of its Subsidiaries to, settle or compromise any litigation (whether or not commenced prior to the date of this Agreement) or settle, pay or compromise any claims not required to be paid (which are not payable or reimbursable under policies of insurance maintained by or on behalf of any of the Company and its Subsidiaries), individually in an amount in excess of $25,000 and in the aggregate in an amount in excess of $100,000, other than in consultation and cooperation with the other party, and, with respect to any such settlement, with the prior written consent of the other party.

               (e)  COMPANY COVENANTS.  The Company shall not:

          (1) subject to clause (z) of the proviso to Section 5.1(b)(2), withdraw or modify the Recommendations; and

          (2) take any action which would cause the Common Stock to no longer be listed on NASDAQ/Small Cap Market or registered pursuant to Section 13 or 15(d) of the Exchange Act.

          SECTION 5.4  ADDITIONAL AFFIRMATIVE COVENANTS.

               (a) FURTHER ASSURANCES. Promptly upon request by the other party, each party shall, and shall cause its Subsidiaries to, correct any defect or error that may be discovered in any Transaction Document or in the execution or acknowledgement of any Transaction Document and execute, acknowledge, deliver, file, re-file, register and re-register, any and all such further acts, certificates, assurances and other instruments as the requesting party may require from time to time in order (1) to carry out more effectively the purposes of each Transaction Document, (2) to enable the requesting party to exercise and enforce its rights and remedies and collect any payments and proceeds under each Transaction Document and (3) to better transfer, preserve, protect and confirm to the requesting party the rights granted or now or hereafter intended to be granted to the requesting party under each Transaction Document or under each other instrument executed in connection with any Transaction Document.

               (b) HART-SCOTT-RODINO. If the conversion of any principal amount of the Note shall not be exempt from the Hart-Scott-Rodino Act, each party shall from time to time use its best efforts to comply with any applicable requirements under the Hart-Scott-Rodino Act relating to filing and furnishing information to the Department of Justice and the Federal Trade Commission, including, but not limited to, the following:

          (1) assisting in the preparation and filing of the "Antitrust Improvements Act Notification and Report Form for Certain Mergers and Acquisitions" and taking all other action required by 16 C.F.R. Parts 801-803 (or any successor form or Regulation);

          (2) complying with any additional request for documents or information made by the Department of Justice or the Federal Trade Commission or by a court; and

          (3) causing all affiliated persons of the "ultimate parent entity" of the party within the meaning of the Hart-Scott-Rodino Act to cooperate and assist in the filing and compliance.

Each party shall exchange information as may reasonably be requested by the other in connection with the matters referred to in this Section 5.4(b).

               (c) TAX MATTERS. Group shall include the income of Interwest (including any deferred income triggered into income by Reg. Section 1.1502-13 and Reg. Section 1.1502-14 and any excess loss accounts taken into income under Reg. Section 1.1502-19) on Group's consolidated federal income Tax Returns for all periods through the Second Closing Date and pay any federal income Taxes attributable to such income. Interwest shall furnish Tax information to Group for inclusion in Group's federal consolidated income Tax Return for the period which includes the Second Closing Date in accordance with Interwest's past custom and practice. Interwest's income shall be apportioned to the period up to and include the Second Closing Date and the period after the Second Closing Date by closing the books of Interwest as of the end of the Second Closing Date. The Company shall indemnify Group for any additional tax owed by Group (including tax owed by Group due to this indemnification payment) resulting from any transaction not in the ordinary course of business occurring on the Second Closing Date after the Company's purchase of the Interwest Shares.

               (d)  DESIGNATION OF DIRECTORS.   Group shall have the right to
designate not less than one person to be elected as a Class I director, Class II director and Class III director.

                                   ARTICLE VI

                                   TERMINATION

          SECTION 6.1  TERMINATION.

               (a)  The obligations of the parties under Section 1.1(a) and
Article V with respect to the First Closing may be terminated at any time prior to the conclusion of the First Closing, and the obligations of the parties under Sections 1.1(b) and Article V with respect to the Second Closing may be terminated at any time prior to the conclusion of the Second Closing, in each case by:

          (1)  the mutual consent of the Company and Group;

          (2) the Company, if (A) the conditions to be satisfied by Group set forth in Sections 3.1, 3.2 and 3.3 shall not have been met with respect to the First Closing by May 31, 1996 or with respect to the Second Closing by August 1, 1996 and (B) the Company shall have paid in full to Group all amounts then owed to Group pursuant to Section 6.2(c), if any;

          (3) the Company, if a representation, warranty or covenant of Group set forth in a Transaction Document is breached or violated by Group in any material respect;

          (4) Group, if the conditions to be satisfied by the Company set forth in Sections 3.1, 3.2 and 3.3 shall not have been met with respect to the First Closing by May 31, 1996 or with respect to the Second Closing by August 15, 1996;

          (5) Group, if a representation, warranty or covenant of the Company set forth in a Transaction Document is breached or violated by the Company in any material respect;

          (6) Group, if the Company shall have modified or amended in any respect materially adverse to Group or withdrawn its approval of any of the Recommendations; PROVIDED, HOWEVER, that any communication of the Company that advises that the Company has received a Transaction Proposal or is engaging in an activity permitted by clauses (x) or (y) of the proviso to the first sentence of Section 5.1(b)(2) with respect to a Transaction Proposal and that takes no action or position with respect to the Transactions or any Transaction Proposal shall not be deemed to be a withdrawal, modification or amendment of the Recommendations or the Company's approval thereof; and, PROVIDED, FURTHER, that a "stop-look-and-listen" communication with respect to the Transactions of the nature contemplated in Rule 14d-9(e) under the Exchange Act made by the Company as a result of a Transaction Proposal (whether or not a tender offer), without more, shall not be deemed to be a modification or amendment of the Recommendations or the Company's approval thereof that is materially adverse to Group if, within ten business days after the date of such communication, the Company shall have reaffirmed its Recommendations;

          (7) the Company, if there shall have occurred a Subsequent Event with respect to any of Interwest and its Subsidiaries and Group shall have paid in full to the Company all amounts then owed to the Company pursuant to
     Section 6.2; or

          (8) Group, if there shall have occurred a Subsequent Event with respect to the Company and its Subsidiaries;

               (b) Any termination of the obligations of the parties shall be made by written agreement or by written notice from the terminating party to the other parties.

               (c)  The termination of the obligations of the parties under this
Section 6.1 shall not relieve any party of any liability for a breach of any warranty, covenant or agreement, or for any misrepresentation, under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any breach or misrepresentation.

          SECTION 6.2  EXPENSES AND FEES.

               (a)  COLLECTION EXPENSES.   In addition to the other provisions
of this Section 6.2, the Company shall promptly, but in no event later than two business days following written notice thereof, together with related bills or receipts, reimburse Group for all reasonable out-of-pocket costs, fees and expenses, including, without limitation, the reasonable fees and disbursements of counsel and the expenses of litigation, incurred in connection with collecting Expenses and any other fees due under this Agreement or any of the other Transaction Documents as a result of any willful breach by the Company of its obligations under this Section 6.2.

               (b)  OTHER EXPENSES.  Except as otherwise provided in this
Section 6.2, whether or not the Transactions are concluded, all costs and expenses incurred in connection with the Transaction Documents and the Transactions shall be paid by the party incurring such expenses.
Notwithstanding the foregoing, the costs and expenses of preparing and distributing the Proxy Statement and obtaining and complying with the antitrust requirements of any Governmental Body shall be paid by the Company.

               (c) SUBSEQUENT EVENT FEE. If a Subsequent Event shall occur on or before the date that is 90 days after the date of this Agreement (and prior to the Second Closing Date), the responsible party shall pay to the other party $400,000 promptly following the public announcement of such Subsequent Event.


                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.1 NOTICES. All notices, requests and other communications to any party or under any Transaction Document shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address stated on the signature pages of this Agreement or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

          SECTION 7.2  NO WAIVERS; REMEDIES; SPECIFIC PERFORMANCE.

               (a) No failure or delay by any party in exercising any right, power or privilege under any Transaction Document shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Transaction Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

               (b) In view of the uniqueness of the Transactions and the business, properties, operations, prospects and condition (financial and otherwise) of the Company, Interwest and their respective Subsidiaries, neither party would have an adequate remedy at law for money damages in the event that any of the Transaction Documents is not performed in accordance with its terms, and therefore each party agrees that the other party shall be entitled to specific enforcement of the terms of each Transaction Document in addition to any other remedy to which it may be entitled, at law or in equity.

          SECTION 7.3 AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any Transaction Document, and no consent to any departure by a party to a Transaction Document from any provision of the Transaction Document, shall be effective unless it shall be in writing and signed and delivered by the other parties to the Transaction Document, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 7.4  SUCCESSORS AND ASSIGNS.

               (a) Each party may assign to a Wholly-Owned Subsidiary thereof its rights and delegate its obligations under this Agreement before a Closing; such assignee shall accept those rights and assume those obligations for the benefit of the other party in writing in form reasonably satisfactory to the other party. Thereafter, without any further action by any person, all references in this Agreement to the "Company" or "Group", as the case may be, and all comparable references, shall be deemed to be references to the transferee, but such assignor shall not be released from any obligation or liability under this Agreement.

               (b) Except as provided in Section 8.4(a), no party to this Agreement may assign its rights under the Transaction Document. Any delegation in contravention of this Section shall be void AB INITIO and shall not relieve the delegating party of any obligation under this Agreement.

               (c) The provisions of each Transaction Document shall be binding upon and inure to the benefit of the parties to the Transaction Document and their respective successors and permitted assigns.

          SECTION 7.5 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified, all accounting terms shall be interpreted, all accounting determinations shall be made, all records and books of account shall be kept and all financial statements required to be prepared or delivered shall be prepared in accordance GAAP, applied on a basis consistent (except for changes approved by the Company's independent public accountants) with the latest audited financial statements referred to in Section 4.5.

          SECTION 7.6 GOVERNING LAW. Each Transaction Document shall be governed by and construed in accordance with the internal laws of the State of Colorado. All rights and obligations of the Company and Group shall be in addition to and not in limitation of those provided by applicable law.

          SECTION 7.7 COUNTERPARTS; EFFECTIVENESS. Each Transaction Document may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

          SECTION 7.8 SEVERABILITY OF PROVISIONS. Any provision of any Transaction Document that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Transaction Document or affecting the validity or enforceability of the provision in any other jurisdiction.

          SECTION 7.9 HEADINGS AND REFERENCES. Article and section headings in any Transaction Document are included in the Transaction Document for the convenience of reference only and do not constitute a part of the Transaction Document for any other purpose. References to parties and articles and sections in any Transaction Document are references to the parties to or the articles and sections of the Transaction Document, as the case may be, unless the context shall require otherwise.

          SECTION 7.10 ENTIRE AGREEMENT. Except as otherwise specifically provided in this Section, the Transaction Documents, together with that certain letter agreement dated as of May 29, 1996 by and between the Company and Group (the "Letter Agreement"), embody the entire agreement and understanding of the respective parties and supersede all prior agreements or understandings with respect to the subject matters of those documents. All references to this Agreement herein and in all opinions, certificates and other documents delivered pursuant to or otherwise delivered in connection with this Agreement shall be deemed to refer to this Agreement as amended by the Letter Agreement.

          SECTION 7.11 SURVIVAL. Except as otherwise specifically provided in any Transaction Document, and notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by the other party of an obligation under the Transaction Document, (1) each representation and warranty of each party to the Transaction Document contained in or made pursuant to the Transaction Document shall survive each Closing and remain in full force and effect until the date that is the first anniversary of the Second Closing Date or, if the Second Closing Date shall then not have occurred, the date that is the first anniversary of the First Closing Date and (2) the other party may assert or commence an Action against the party with respect to the breach of any such representation or warranty of the party on or before such date and may maintain any such Action thereafter. Each covenant or agreement of a party to a Transaction Document required to be performed on or after a Closing shall remain in full force and effect thereafter in accordance with its terms.

          SECTION 7.12 NON-EXCLUSIVE JURISDICTION. Each party (1) agrees that any Action with respect to any Transaction Document may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any Action in those jurisdictions; PROVIDED, HOWEVER, that any party may assert in an Action in any other jurisdiction or venue each mandatory defense, third-party claim or similar claim that, if not so asserted in such Action, may thereafter not be asserted by such party in an original Action in the courts referred to in clause (1) above.

          SECTION 7.13 WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any Action to enforce or defend any right under any Transaction Document or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with any Transaction Document and agrees that any Action shall be tried before a court and not before a jury.

          SECTION 7.14 AFFILIATE. Nothing contained in the Transaction Documents shall constitute Group an "affiliate" of any of the Company and its Subsidiaries within the meaning of Rule 13e-3 under the Exchange Act.


          SECTION 7.15 NON-RECOURSE. No recourse under any of the Transaction Documents shall be had against any "controlling person" (within the meaning of Section 20 of the Exchange Act) of any party or the shareholders, directors, officers, employees, agents and Affiliates of the party or such controlling persons, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any Regulation, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by such controlling person, shareholder, director, officer, employee, agent or Affiliate, as such, for any obligations of the party under this Agreement or any other Transaction Document or for any claim based on, in respect of or by reason of such obligations or their creation.

                           ___________________________

          IN WITNESS WHEREOF, the parties have executed and delivered this Purchase Agreement as of the date first written above in Denver, Colorado.


                              INTERNET COMMUNICATIONS CORPORATION



                              By:
                                  -------------------------------------
                                  Name:
                                  Title:

                              Address:  7100 East Belleview Avenue
                                        Suite 201
                                        Englewood, Colorado 80111

                              Telecopy: (303) 770-0588




                              INTERWEST GROUP, INC.


                              By:
                                  -------------------------------------
                                  Name:
                                  Title:

                              Address:  12201 East Arapahoe Road
                                        Suite C10
                                        Englewood, Colorado 80112

                              Telecopy: (303) 792-0227

                                DEFINITION ANNEX


          "ACTION" against a person means an action, suit, investigation, complaint or other proceeding pending against or affecting the person or its property, whether civil or criminal, in law or equity or before any arbitrator or Governmental Body.

          "ADDITIONAL SHARES" has the meaning stated in Section 1.1(b)(1) of this Agreement.

          "AFFILIATE" of a person means any other person (1) that directly or indirectly controls, is controlled by or is under common control with, the person or any of its Subsidiaries, (2) that directly or indirectly beneficially owns or holds 5.0% or more of any class of voting stock of the person or any of its Subsidiaries or (3) 5.0% or more of the voting stock of which is directly or indirectly beneficially owned or held by the person or any of its Subsidiaries. The term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

          "AMENDMENT" means the amendment to the articles of incorporation of the Company substantially in the form of EXHIBIT C attached hereto pursuant to which (i) the number of authorized shares of Common Stock shall be increased from 4,500,000 shares to 20,000,000 shares, (ii) the board of directors of the Company shall be staggered in three classes and (iii) a plan of merger, share exchange or sale of all or substantially all of the assets of the Company shall be approved by the affirmative vote of at least two-thirds of the shares entitled to vote thereon.

          "APPROVAL" means an authorization, consent, approval or waiver of, clearance by, notice to or registration or filing with, or any other similar action by or with respect to a Governmental Body or any other person and the expiration or termination of all prescribed waiting, review or appeal periods with respect to any of the foregoing.

          "BENEFICIAL OWNERSHIP" has the meaning assigned to that term in
Section 13(d) of the Exchange Act.

          "BEST EFFORTS" means the use of all reasonable efforts, including, without limitation, the expenditure of amounts reasonably related to the objective sought to be achieved, with respect to matters and actions over which the person has or could reasonably be expected to exert any control or influence.

          "BUSINESS COMBINATION TRANSACTION" has the meaning stated in Section 5.1(b)(2)(A) of this Agreement.

          "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Colorado or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

          "CAPITALIZED LEASE" means any lease that is or should be capitalized and appear on the balance sheet of the lessee.

          "CLOSING DATE" means the First Closing Date or the Second Closing Date, as the context may require.

          "CLOSINGS" has the meaning stated in Section 2.3 of this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" has the meaning stated in Section 1.1 of this Agreement.

          "COMPANY" means Internet Communications Corporation, a Colorado corporation, and its successors.

          "COMPANY SHARES" means, collectively, the Conversion Shares and the Additional Shares.

          "CONSOLIDATED" means, as applied to any financial or accounting term, the term determined on a consolidated basis for a person and its Subsidiaries, excluding intercompany items and minority interests.

          "CONSOLIDATED SUBSIDIARY" of a person at any date means any Subsidiary of the person or other entity the accounts of which would be consolidated with those of the person in its consolidated financial statements as of that date.

          "CONVERSION SHARES" has the meaning stated in Section 1.1(a)(1) of this Agreement.

          "DEBT" of a person at any date means, without duplication, the sum of
(1) all obligations of the person (A) for borrowed money, (B) evidenced by bonds, debentures, notes or other similar instruments, (C) to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (D) as lessee under Capitalized Leases, (E) under letters of credit issued for the account of the person and (F) arising under acceptance facilities, plus (2) all Debt of others Guaranteed by the person, plus (3) all Debt of others secured by a Lien on any asset of the person and whether or not such Debt is assumed by the person.

          "DOLLARS" AND "$" refer to United States dollars and other lawful currency of the United States of America from time to time in effect.

          "EQUITY SECURITIES" of a person means the capital stock of the person and all other securities convertible into or exchangeable or exercisable for any shares of its capital stock, all rights to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of its capital stock and any securities convertible into or exchangeable or exercisable for any of the foregoing.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the related rules and regulations thereunder.

          "FIRST CLOSING" has the meaning stated in Section 2.1 of this Agreement.

          "FIRST CLOSING DATE" has the meaning stated in Section 2.1 of this Agreement.

          "FIRST CLOSING TRANSACTIONS" has the meaning stated in Section 2.1 of this Agreement.

          "GAAP" means generally accepted accounting principles as in effect in the United States of America from time to time.

          "GOVERNMENTAL BODY" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state, county or local, domestic or foreign.

          "GROUP" means Interwest Communications C.S. Corporation, a Colorado corporation, and its successors.

          "GUARANTEE" by any person means any obligation, contingent or otherwise, of the person directly or indirectly guaranteeing any Debt of any other person or in any manner providing for the payment of any Debt of any other person or the investment of funds in any other person or otherwise protecting the holder of the Debt against loss (whether by agreement to indemnify, to lease assets as lessor or lessee, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), but the term "GUARANTEE" does not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a correlative meaning.

          "HART-SCOTT-RODINO ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and related rules, regulations and published interpretations thereunder.

          "HOLDER" means Group, and its successors, as payee under the Note.

          "INTERWEST" has the meaning stated in Section 1.1(b)(2).

          "INTERWEST SHARES" has the meaning stated in Section 1.1(b)(2) of this Agreement.

          "KNOWLEDGE" with respect to a representation or warranty of a party contained in any Transaction Document means, after due inquiry by the representing party of each of the following persons, the actual knowledge of any of the officers or other employees of the representing party having managerial responsibility for the portion of the operations, assets or liabilities of the representing party and its Subsidiaries with respect to which such knowledge of the person is being represented.

          "LIEN" means any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, charge, deposit arrangement, preference, priority, security interest or encumbrance of any kind (including, but not limited to, any conditional sale agreement or other title retention agreement, any Capitalized Lease or financing lease having substantially the same economic effect as the foregoing and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

          "MATERIAL ADVERSE EFFECT" means, with respect to a circumstance or event subject to a representation, warranty, covenant or other agreement of a person or any of its Subsidiaries in any Transaction Document that includes a reference therein to the possible occurrence of a Material Adverse Effect, whether considered individually or together in the aggregate with all other circumstances or events that are the subject of the same representation, warranty, covenant or other agreement, a material adverse effect on the business, properties, operations, prospects, condition (financial or otherwise) or capitalization of the person and its Subsidiaries, taken as a whole, or the ability of the person to perform its obligations under any Transaction Document to which it is or may become a party.

          "MATERIAL CONTRACT" means an agreement referred to in Section 4.15.

          "NASDAQ/SMALL CAP MARKET" has the meaning stated in Section 5.1(a)(1)(D) of this Agreement.

          "NOTE" has the meaning stated in Section 1.1(a)(1).

          "NOTE CONVERSION PRICE" has the meaning stated in Section 1.1(a)(1) of this Agreement.

          "NPL" has the meaning stated in Section 4.23(b)(3) of this Agreement.

          "OUTSTANDING OPTIONS" has the meaning stated in Section 4.14(a)(2) of this Agreement.

          "PERMITTED ISSUANCES" has the meaning stated in Section 1.1(b)(1) of this Agreement.

          "PERMITTED LIENS" with respect to a person means, collectively, Liens the existence of which, without regard to the giving of notice, the passage of time or the existence or occurrence of any other condition, do not permit the holder of any Debt of the person of any of its Subsidiaries in an amount greater than $10,000 individually or $25,000 in the aggregate to cause such Debt to become due and payable or to seek to enforce or realize upon the rights of the holder in or with respect to property or assets of such person or such Subsidiary, as the case may be, that secure such Debt.

          "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a Governmental Body.

          "PROPERTY" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "PROPRIETARY RIGHTS" means all copyrights, uncopyrighted works, trademarks, trademark rights, service marks, trade names, trade name rights, patents, patent rights, unpatented inventions, licenses, permits, trade secrets, know-how, inventions, computer software, seismic data and intellectual property rights and other proprietary rights together with applications and licenses for, and the goodwill of the business relating to, any of the foregoing.

          "PROXY STATEMENT" has the meaning stated in Section 5.1(b)(1) of this Agreement.

          "RECOMMENDATIONS" has the meaning set forth in Section 4.19 of this Agreement.

          "RECORD DATE" means the date determined by the Board of Directors of the Company with respect to which holders of Common Stock at such date will be entitled to vote with respect to Transaction Documents and the Transactions at the Shareholders Meeting.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between the Company and Group to be dated as of the First Closing Date, substantially in the form attached hereto as EXHIBIT B.

          "REGULATION" means (1) any applicable law, rule, regulation, judgment, decree, ruling, order, award, injunction, recommendation or other official action of any Governmental Body and (2) any official change in the interpretation or administration of any of the foregoing by the Governmental Body or by any other Governmental Body or other person responsible for the interpretation or administration of any of the foregoing.

          "SEC DOCUMENTS" has the meaning stated in Section 4.19(d) of this Agreement.

          "SEC FINANCIAL STATEMENTS" has the meaning set forth in Section 4.19(d) of this Agreement.

          "SECOND CLOSING" has the meaning stated in Section 2.2 of this Agreement.

          "SECOND CLOSING DATE" has the meaning stated in Section 2.2 of this Agreement.

          "SECOND CLOSING TRANSACTIONS" has the meaning stated in Section 2.2 of this Agreement.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the related rules and regulations thereunder.

          "SHAREHOLDERS MEETING" has the meaning stated in Section 5.1(b)(1) of this Agreement.

          "STATE" means the State of Colorado.

          "SUBSEQUENT EVENT" means, with respect to a party (the "AFFECTED PARTY"), any of the following, in each case whether or not any shall have exercised and delivered, or exercised any rights or performed any obligations under, any of the Transaction Documents:

               (1) the affected party or any of its Subsidiaries, without having received the prior written consent of the other party, shall have entered into an agreement with respect to a Business Combination Transaction, or the board of directors of the affected party shall have recommended that the shareholders of the affected party approve or accept any Business Combination Transaction;

               (2) the affected party or any of its Subsidiaries, without having received the prior written consent of the other party, shall have authorized, recommended, proposed or publicly announced its intention to authorize, recommend or propose, an agreement with respect to a Business Combination Transaction, or the board of directors of the affected party shall have publicly withdrawn or modified, or publicly announced its intent to withdraw or modify, the Recommendations;

               (3) any person other than the other party or any Affiliate of the other party shall have acquired beneficial ownership or the right to acquire beneficial ownership of 30% or more of the outstanding shares of common stock of the affected party then issued and outstanding; or

               (4) any person shall have proposed a Business Combination Transaction (A) that the board of directors of the affected party determines in its good faith judgment is more favorable to the affected party's shareholders than the Transactions and (B) as a result of which the board of directors of the affected party concludes in good faith that termination of the Transaction Documents is necessary or appropriate in order for the board of directors of the affected party to act in a manner which is consistent with its fiduciary obligations under applicable law.

          "SUBSIDIARY" of a person means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect not less than 50% of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the person or
(ii) a partnership in which the person or a Subsidiary of the person is, at the date of determination, a general or limited partner of such partnership, but only if the person or its Subsidiary is entitled to receive more than fifty percent of the assets of such partnership upon its dissolution.

          "TAXES" means all taxes, charges, fees, levies, duties, imposts, withholdings, restrictions, fines, interest, penalties, additions to tax or other assessments or charges, including, but not limited to, income, excise, property, withholding, sales, use, gross receipts, value added and franchise taxes, license recording, documentation and registration fees and custom duties imposed by any Governmental Body.

          "TAX RETURN" means a report, return or other information required to be filed by a person with or submitted to a Governmental Body with respect to Taxes, including, where permitted or required, combined or consolidated returns for any group of entities that includes the person.

          "TERMINATION FEE" has the meaning stated in Section 6.2(d) of this Agreement.

          "TRANSACTION DOCUMENTS" means, collectively, means this Agreement, the Note, the Registration Rights Agreement, the Amendment and all other instruments and documents executed and delivered by any person in connection with the conclusion of one or more of the transactions contemplated thereby.

          "TRANSACTIONS" means, collectively, the transactions undertaken pursuant to or otherwise contemplated by, the Transaction Documents, including, without limitation, the First Closing Transactions and the Second Closing Transactions.

          "TRANSFER" means a sale, an assignment, a lease, a license, a grant, a transfer or other disposition of an asset or any interest of any nature in an asset. The term "TRANSFER" used as a verb has a correlative meaning.

          "WHOLLY-OWNED SUBSIDIARY" of a person means any Subsidiary all of the shares of capital stock or other ownership interests of which, except directors' qualifying shares, are at the time directly or indirectly owned by the person.

                                                                       EXHIBIT B



                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT dated as of May 29, 1996 between INTERNET COMMUNICATIONS CORPORATION, a Colorado corporation (the "COMPANY"), and INTERWEST GROUP, INC., a Colorado corporation (the "STOCKHOLDER").

          Terms not otherwise defined herein have the meanings stated in the Share Exchange Agreement (as defined below).


                                    RECITALS

          A. The Company and the Stockholder have executed and delivered the Share Exchange Agreement dated as of May 29, 1996 (the "SHARE EXCHANGE AGREEMENT"), pursuant to which, among other things, (1) on the date hereof, the Stockholder is purchasing the Note from the Company and hereafter may, if the principal amount of and interest accrued on the Note shall not be paid in full at the maturity thereof (whether at stated maturity, on the date of any required prepayment or upon acceleration), acquire the Conversion Shares upon the conversion of the Note and (2) on the Second Closing Date, if the same shall occur, the Stockholder will acquire the Additional Shares from the Company. The Conversion Shares and the Additional Shares are collectively referred to as the "REGISTRABLE SHARES".

          B. The Company and the Stockholder desire to enter into this Agreement to provide for the registration under the Securities Act of the disposition of the Registrable Shares and certain other matters.

                                    AGREEMENT

     The parties agree as follows:

SECTION 1.  REGISTRATION RIGHTS.

               (a) From and after second anniversary of the First Closing Date on one or more occasions when the Company shall have received the written request of the Stockholder, any pledgee of Registrable Shares from the Stockholder or holders of at least 100,000 Registrable Shares in the aggregate (as such number of shares may be adjusted in the event of any change in the Registerable Shares by reason of stock dividends, split-ups, reverse split-ups, mergers, recapitalizations, subdivisions, conversions, exchanges of shares or the like) that shall have been acquired directly or indirectly from the Stockholder and to which rights under this Section 1(a) shall have been assigned pursuant to Section 11(a), in each case in a transaction or series of transactions not constituting a Rule 144 Transaction (as defined in Section 1(h)) (each such person, when requesting registration under this Section 1(a) or under Section 1(b) and thereafter in connection with any such registration, being hereinafter referred to as a "REGISTERING STOCKHOLDER"), as expeditiously as practicable the Company shall register not less than 50,000 Registrable Shares (as such number may be adjusted) specified by the Registering Stockholder in a Registration Statement (as defined in Section 1(h)). If the requested registration pursuant to this Section 1(a) shall involve an underwritten offering, the Registering Stockholder initiating a request for registration of Registrable Shares pursuant to this Section 1(a) shall select (with the consent of the Company, not to be unreasonably withheld) the managing underwriter in connection with the offering and any additional investment bankers and managers to be used in connection with the offering.
Notwithstanding anything to the contrary in the foregoing:

          (1) the Company shall not be required to prepare and file pursuant to this Section 1(a) more than five Registration Statements; PROVIDED that a Registration Statement shall be deemed not to have been prepared and filed if the same does not become effective; PROVIDED, FURTHER, that if 10% or more of the Registrable Shares requested to be registered by the Registering Stockholder initiating a request for registration of Registrable Shares pursuant to this Section 1(a) are excluded from any registration in accordance with Section 1(a)(2), there shall be provided one additional registration under this Section (1)(a)(1) in respect of each such exclusion; and

          (2) if a requested registration pursuant to this Section 1(a) shall involve an underwritten offering, and if the managing underwriter shall advise in writing the Company and the Registering Stockholders that, in its opinion, the number of Registrable Shares of any class proposed to be included in the registration (including securities of the Company which are proposed to be offered by persons other than Registering Stockholders) exceeds the number which would have an adverse effect on the offering, including the price at which the Registrable Shares can be sold, the Company will include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

               (A) FIRST, all Registrable Shares owned by Registering Stockholders and requested to be included in such registration (if necessary, allocated pro rata among all Registering Stockholders on the basis of the relative number of Registrable Shares each such Registering Stockholder has requested to be included in the registration); and

               (B) SECOND, any other securities proposed to be included in the registration.

     (b) From and after the first anniversary of the First Closing Date, if the Company shall determine to register or qualify by a registration statement filed under the Securities Act and under any applicable state securities laws, any offering of any Equity Securities of the Company, whether pursuant to Section 1(a) or otherwise, the Company shall give notice of such determination to each potential Registering Stockholder and each other person having rights with respect to the registration under the Securities Act of the disposition of securities of the Company (each such potential Registering Stockholder and each such other person, being hereinafter referred to as a "TRANSACTION REGISTERING STOCKHOLDER") about which the Company has knowledge; it being understood that without prior notice to the Company, the Company shall not be deemed to have knowledge of the existence of any pledgee of Registrable Shares. The Company shall, as expeditiously as possible and in good faith, include in the registration statement such Registrable Shares (the "TRANSACTION REGISTRABLE SHARES"), as those persons shall specify by notice received by the Company not later than 30 days after the giving of the notice by the Company (each person so notifying the Company being hereinafter referred to as a "PIGGY-BACK STOCKHOLDER"). Notwithstanding anything in the foregoing to the contrary,

          (1) the Company shall not be required to include any shares owned by Piggy-Back Stockholders in a registration statement on Form S-4 or S-8 (or any successor form) or a registration statement filed in connection with an exchange offer or other offering of securities solely to the then existing shareholders of the Company; and

          (2) if a registration pursuant to this Section 1(b) involves an underwritten offering, the Company shall select the managing underwriter for the offering and any additional investment bankers and managers to be used in connection with the offering, and if the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in the registration is so great as would adversely affect the offering, including the price at which the Registrable Shares can be sold, the Company will include in the registration the maximum number of securities which it is so advised can be sold without the adverse effect, allocated as follows:

               (A) FIRST, all securities proposed to be registered by the Company for its own account;

               (B) SECOND, all securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of a right to request the registration of securities of Common Stock in accordance with an agreement substantially similar to the provisions of Section 1(a);

               (C) THIRD, all Transaction Registrable Shares requested to be included in the registration under Section 1(b) of this Agreement (if necessary, allocated pro rata among all requesting Transaction Registering Stockholders, on the basis of the relative number of Transaction Registrable Shares, each Transaction Registering Stockholder has requested to be included in the registration); and

               (D) FOURTH, any other securities proposed to be registered by the Company other than for its own account, including, without limitation, securities proposed to be registered by the Company pursuant to the exercise by any person other than a Registering Stockholder of any right in accordance with an agreement substantially similar to this Section 1(b);

PROVIDED, HOWEVER, that in no event will the number of Registrable Shares included in the Registration pursuant to this Section 1(b)(2) be reduced to less than 10% of the aggregate number of securities included in the registration.

     (c) The Company shall provide each Registering Stockholder, each underwriter participating in any disposition pursuant to such registration and their respective representatives reasonable opportunity for due diligence in connection with each registration of Registrable Shares of the Registering Stockholder pursuant to this Section 1.

          (d) At the request of one or more of the Registering Stockholders or the Company in connection with any registration pursuant to this Section 1, the Company and the requesting Registering Stockholders shall enter into an appropriate underwriting agreement with respect to the Registrable Shares of the Registering Stockholders containing terms and provisions customary in agreements of that nature, including provisions with respect to expenses substantially the same as those set forth in Section 2 and provisions with respect to indemnification and contribution substantially the same as those set forth in
Section 3.

     (e) Notwithstanding anything herein to the contrary, the Company shall not be required to include in any registration pursuant to this Section 1 any Registrable Shares owned by a Registering Stockholder (1) if the Company shall deliver to the Registering Stockholder an opinion, satisfactory in form, scope and substance to the Registering Stockholder and addressed to the Registering Stockholder by legal counsel satisfactory to the Registering Stockholder, to the effect that the distribution of Registrable Shares proposed by the Registering Stockholder is exempt from registration under the Securities Act and all applicable state securities laws or (2) if such Registering Stockholder or any underwriter of Registrable Shares shall fail to furnish to the Company the information in respect of the distribution of the shares that may be required under this Agreement to be furnished by the Registering Stockholder or the underwriter to the Company.

     (f) Upon written notice to each Registering Stockholder, the Company may postpone effecting a registration pursuant to this Section 1 on one occasion during any period of nine consecutive months, may require other holders of shares registered pursuant to this Section 1 to refrain from disposing of the shares under the registration or may require Transaction Registering Stockholders to refrain from otherwise disposing of any shares of Equity Securities of the Company owned by them (whether pursuant to Rule 144 under the Securities Act or otherwise), in each case for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise the Company and the Registering Stockholders in writing that effecting the registration or disposition would materially and adversely affect an offering of Equity Securities of the Company the preparation of which had then been commenced or (2) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes would not be in the best interests of the Company.

     (g) In the event the registration of Registrable Shares shall be required by this Section 1:

     (1) Each Registering Stockholder shall furnish, and shall cause each underwriter of the Registrable Shares of the Registering Stockholder to be distributed pursuant to the registration to furnish, to the Company in writing promptly upon the request of the Company the additional information regarding the Registering Stockholder or the underwriter, the contemplated distribution of the Registrable Shares and the other information regarding the proposed distribution by the Registering Stockholder and the underwriter that shall be required in connection with the proposed distribution by the applicable securities laws of the United States of America and the states thereof in which the Registrable Shares are contemplated to be distributed. The information furnished by any Registering Stockholder or any underwriter shall be certified by the Registering Stockholder or the underwriter, as the case may be, and shall be stated to be specifically for use in connection with the registration.

     (2) The Company shall prepare and file with the Securities and Exchange Commission the Registration Statement, including the Prospectus (as defined in Section 1(h)), under the Securities Act and as required under any applicable state securities laws, on the form that is then required or available for use by the Company to permit each Registering Stockholder, upon the effective date of the Registration Statement, to use the Prospectus in connection with the contemplated distribution by the Registering Stockholder of the Registrable Shares so registered. If any Registration Statement refers to any Registering Stockholder by name or otherwise as the holder of any securities of the Company, then the Registering Stockholder shall have the right to require, in the event that such reference to the Registering Stockholder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to the Registering Stockholder. The Company shall deliver to each Registering Stockholder, without charge, one executed copy of the Registration Statement and each amendment or post-effective amendment thereof and one copy of each document incorporated therein by reference. If the registration shall have been initiated solely by the Company or shall not have been initiated by the Registering Stockholder, the Company shall not be obligated to prosecute the registration, and may withdraw the Registration Statement at any time prior to the effectiveness thereof, if the Company shall determine in good faith not to proceed with the offering of securities included in the Registration Statement. In all other cases, the Company shall use its best efforts to cause the

     Registration Statement to become effective and, as soon as practicable after the effectiveness thereof, shall deliver to each Registering Stockholder evidence of the effectiveness and a reasonable supply of copies of the Prospectus. In addition, if necessary for resale by the Registering Stockholders, the Company shall qualify or register in such states as may be reasonably requested by each Registering Stockholder the Registrable Shares of the Registering Stockholder that shall have been included in the Registration Statement; PROVIDED that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any state in which it is not subject to process or qualified as of the date of the request.

     (3) The Company shall use its best efforts to cause the Registration Statement and the Prospectus to remain effective or current, as the case may be, including the filing of necessary amendments, post-effective amendments and supplements, and shall furnish copies of such amendments, post-effective amendments and supplements to the Registering Stockholders, so as to permit distributions by the Registering Stockholders during the respective contemplated periods of distribution, but in no event longer than six consecutive months from the effective date of the Registration Statement; PROVIDED that the period shall be increased by the number of days that any Registering Stockholder shall have been required by Section 1(f) to refrain from disposing of the Registrable Shares owned by the Registering Stockholder in the distribution. During such respective contemplated periods of distribution, the Company shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Shares that shall have been included in the Registration Statement in accordance with the intended methods of disposition by the Registering Stockholders set forth in the Registration Statement, the Prospectus or the supplement, as the case may be. The Company shall not be deemed to have used its best efforts to cause the Registration Statement to remain effective during the applicable period if it voluntarily takes any action (other than an action required under applicable law) that would result in the Registering Stockholders not being able to dispose of the Registrable Shares during that period in accordance with the intended methods of disposition. The Company shall notify each Registering Stockholder, at any time when a prospectus with respect to the Registrable Shares is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment. Notwithstanding anything in the foregoing to the contrary, the Company may at any time upon notice to each Registering Stockholder terminate the effectiveness of the Registration Statement or upon notice to any Registering Stockholder withdraw from the Registration Statement the Registrable Shares of the Registering Stockholder if, in the opinion of counsel for the Company, there shall have arisen any legal impediment to the offer of the Registrable Shares made by the Prospectus or if any legal action or administrative proceeding shall have been instituted or threatened or any other claim shall have been made relating to the offer made by the Prospectus or against any of the parties involved in the offer; PROVIDED that, promptly after those matters shall be resolved to the satisfaction of counsel for the Company, pursuant to this Section 1 the Company shall cause the registration of Registrable Shares formerly covered by the Registration Statement that were removed from registration by the action of the Company.

          (4) If requested by any Registering Stockholder or an underwriter, the Company shall as promptly as practicable prepare and file with the Securities and Exchange Commission an amendment or supplement to the Registration Statement or the Prospectus containing such information as the Registering Stockholder or the underwriter requests to be included therein, including, without limitation, information with respect to the Registrable Shares being sold by the Registering Stockholder to the underwriter, the purchase price being paid therefor by such underwriter and other terms of the underwritten offering of the Registrable Shares to be sold in such offering.

     (5) Each Registering Stockholder shall report to the Company distributions made by the Registering Stockholder of Registrable Shares pursuant to the Prospectus and, upon written notice by the Company that an event has occurred as a result of which an amendment or supplement to the Registration Statement or the Prospectus is required, the Registering Stockholder shall cease further distributions pursuant to the Prospectus until notified by the Company of the effectiveness of the amendment or supplement. Each Registering Stockholder shall distribute Registrable Shares only in accordance with the manner of distribution contemplated by the Prospectus with respect to the Registrable Shares. Each Registering Stockholder, by participating in a registration pursuant to this Section 1, acknowledges that the remedies of the Company at law for failure by the Registering Stockholder to comply with the undertaking contained in this
     Section 1(g) would be inadequate and that the failure would not be adequately compensable in damages and would cause irreparable harm to the Company, and therefore agrees that undertakings made by the Registering Stockholder in this Section 1(g) may be specifically enforced.

     (6) The Company shall deliver to the Registering Stockholders, their counsel and the underwriters, if any, of Registrable Shares owned by Registering Stockholders to be distributed pursuant to such registration, the certificates, opinions of counsel and comfort letters that are customarily delivered in connection with underwritten public offerings.

          (7) The Company shall cooperate with each Registering Stockholder and each underwriter to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Shares to be sold under the Registration Statement, and enable such Registrable Shares to be in such denominations and registered in such names as the Registering Stockholder or the underwriter may request.

     (8) The Company shall use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (9) The Company shall take all action required to cause the Registrable Shares to be listed on each national securities exchange on which the Common Stock shall then be listed, if any, and to be qualified for inclusion in the National Association of Securities Dealers Automated Quotation/Small Cap market ("NASDAQ/SMALL CAP").

     (h) For the purposes of this Section 1, the following terms shall have the following meanings:

     (1) "REGISTRATION STATEMENT" means a registration statement filed by the Company in accordance with Section 1(g)(2), including exhibits and financial statements thereto, in the form in which it shall become effective and, in the event of any amendment thereto after the effective date of the registration statement, also means (from and after the effectiveness of the amendment) the registration statement as so amended;

          (2) "RULE 144 TRANSACTION" means a transaction involving the sale of Registrable Shares to a person other than an affiliate of the Company under circumstances in which all of the applicable conditions of Rule 144 or Rule 144A (or any similar provisions then in force) under the Securities Act are satisfied; and

     (3) "PROSPECTUS" means the prospectus relating to the Registrable Shares owned by the Registering Stockholders included in a Registration Statement and, in the event of any amendment or supplement to the prospectus after the effective date of the Registration Statement, also means (from and after the effectiveness of the amendment or the filing with the Securities and Exchange Commission of the supplement) the prospectus as so amended or supplemented and, if a prospectus relating to the Registrable Shares shall be filed with the Securities and Exchange Commission pursuant to Rider 424 under the Securities Act, such prospectus.

SECTION 2.  EXPENSES.

     (a) The Company shall bear all expenses of the following in connection with the registration of Registrable Shares pursuant to Section 1, whether or not any related Registration Statement shall become effective:

          (1) preparing, printing and filing each Registration Statement and Prospectus and each qualification or notice required to be filed under federal and state securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") in connection with a registration pursuant to Section 1;

          (2) all fees and expenses of complying with federal and state securities laws and the rules and regulations of the NASD;

          (3) furnishing to each Registering Stockholder one executed copy of the related Registration Statement and the number of copies of the related Prospectus that may be required by Sections 1(g)(2) and 1(g)(3) to be so furnished, together with a like number of copies of each amendment, post-effective amendment or supplement;

          (4)  performing its obligations under Section 1(g)(6);


          (5) printing and issuing share certificates, including the transfer agent's fees, in connection with each distribution so registered; and

          (6) preparing audited financial statements required by the Securities Act and the rules and regulations thereunder to be included in the Registration Statement and preparing audited financial statements for use in connection with the registration other than audited financial statements required by the Securities Act and the rules and regulations thereunder;

          (7) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);

          (8) premiums or other expenses relating to liability insurance required by the Company or underwriters of the Registering Stockholders;

          (9) fees and disbursements of underwriters of the Registering Stockholders customarily paid by issuers or sellers of securities;

          (10) listing of the Registrable Shares on national securities exchanges and inclusion of the Registrable Shares in NASDAQ/Small Cap; and

          (11) fees and expenses of any special experts retained by the Company in connection with the registration.

               (b) The Registering Stockholders shall bear all other expenses incident to the distribution by the respective Registering Stockholders of their Registrable Shares in connection with a registration pursuant to Section 1, including without limitation the selling expenses of the Registering Stockholders, commissions, underwriting discounts, insurance, fees of counsel for the Registering Stockholders and their underwriters.

SECTION 3.  INDEMNIFICATION

               (a) The Company shall indemnify and hold harmless each Registering Stockholder participating in a registration pursuant to Section 1, each underwriter of any of the Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration, each partner in each Registering Stockholder, the officers and directors of the Registering Stockholder and the underwriter and each person, if any, who controls the Registering Stockholder, each partner in each Registering Stockholder or the underwriter within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Registering Stockholder and each other person indemnified pursuant to this Section 3(a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that the Company shall not be liable in any case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by any Registering Stockholder or underwriter for a Registered Stockholder specifically for use in the Registration Statement or the Prospectus.

               (b) Each Registering Stockholder, by participating in a registration pursuant to Section 1, thereby agrees to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successor provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each other person indemnified pursuant to this Section 3(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED that this Section 3(b) shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Registering Stockholder specifically for use in the Registration Statement or the Prospectus; PROVIDED, FURTHER, that in no event shall the liability of a Registering Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by the Registering Stockholder upon the sale of the Registrable Shares giving rise to such indemnification obligations.

               (c) If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any person indemnified under this Section 3, the indemnified person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense of the action or proceeding, including the employment of counsel satisfactory to the indemnified person and the payment of all expenses. The indemnified person shall have the right to employ separate counsel in any action or proceeding and to participate in the defense of the action or proceeding, but the fees and expenses of that counsel shall be at the expense of the indemnified person unless

          (1) the indemnifying party shall have agreed to pay those fees and expenses; or

          (2) the indemnifying party shall have failed to assume the defense of the action or proceeding or shall have failed to employ counsel reasonably satisfactory to the indemnified person in the action or proceeding; or

          (3) the named parties to the action or proceeding (including any impleaded parties) include both the indemnified person and the indemnifying party, and the indemnified person shall have been advised by counsel that there may be one or more legal defenses available to the indemnified person that are different from or additional to those available to the indemnifying party (in which case, if the indemnified person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified person; it being understood, however, that the indemnifying party shall not, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified person, which firm shall be designated in writing by the indemnified person).

The indemnifying party shall not be liable for any settlement of any action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceedings, the indemnifying party shall indemnify and hold harmless the indemnified person from and against any loss or liability by reason of the settlement or judgment.

          (d) If the indemnification provided for in this Section 3 is unavailable to an indemnified person (other than by reason of exceptions provided in this Section 3) in respect of losses, claims, damages, liabilities or expenses referred to in this Section 3, then each applicable indemnifying party, in lieu of indemnifying the indemnified person, shall contribute to the amount paid or payable by the indemnified person as a result of the losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified person on the other in connection with the statements or omissions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified person and by these persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a person as a result of the losses, claims, damages, liabilities and expenses shall be deemed to include any legal or other fees or expenses reasonably incurred by the person in connection with investigating or defending any action or claim. Notwithstanding in the foregoing to the contrary, no Registering Stockholder or underwriter shall be required to contribute any amount in excess of the amount by which (1) in the case of any Registering Stockholder, the net proceeds received by the Registering Stockholder the sale of Registerable Shares or (2) in the case of an underwriter, the total price at which the Registerable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Registering Stockholder or underwriter, as the case may be, has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission. No person guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Each Registering Stockholder participating in a registration pursuant to Section 1 shall cause each underwriter of any of the Registrable Shares owned by the Registering Stockholder to be distributed pursuant to the registration to agree in writing on terms reasonably satisfactory to the Company to indemnify and to hold harmless the Company and its officers and directors and each person, if any, who controls any of them within the meaning of Section 15 (or any successors provision) of the Securities Act, and their respective successors, against all claims, losses, damages and liabilities to third parties (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus or other document incident thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company and each other person indemnified pursuant to the agreement for any legal or any other expense reasonably incurred in connection with investigating or defending any claim, loss, damage, liability or action; PROVIDED that the agreement shall apply only if (and only to the extent that) the statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the underwriter specifically for use in the Registration Statement or the Prospectus.

          SECTION 4.  TRANSFER RESTRICTIONS.

               (a) The Stockholder acknowledges that the Company will issue and sell the Shares in reliance upon the exemption afforded by Section 4(2) of the Securities Act for transactions by an issuer not involving any public offering. The Stockholder represents that (1) it will acquire the Registrable Shares for investment and without any view toward distribution of any of the shares to any other person, (2) it will not sell or otherwise dispose of the Registrable Shares except in compliance with the registration requirements or exemption provisions under the Securities Act.

               (b) Except as provided to the contrary in this Section 4, each certificate for Registrable Shares, and any certificate issued in exchange therefor or upon conversion, exchange or transfer thereof, shall bear legends to the effect stated in clauses (1) and (2) below:

          (1) "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

          (2) "The shares represented by this certificate are subject to the restrictions contained in the Registration Rights Agreement dated as of May 29, 1995, a copy of which is on file at the office of the Secretary of the Company."

               (c) The legend stated in Section 4(b)(1) shall be removed by delivery of one or more substitute certificates without such legend if either
(1) the related certificates are issued in connection with a sale registered under the Securities Act or (2) the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act.

               (d) The legend stated in Section 4(b)(2) shall be removed by delivery of one or more substitute certificates without such legend at such time as the related securities are no longer subject to this Agreement.

          SECTION 5. FILINGS. The Company shall make all filings with the Securities and Exchange Commission required in order to make available to the holders of Registrable Shares the exemption from the registration requirements provided by Rule 144 (or any successor regulation) under the Securities Act.

          SECTION 6. MERGER, CONSOLIDATION, EXCHANGE, ETC. In the event, directly or indirectly, (1) the Company shall merge with and into, or consolidate with, or consummate a share exchange pursuant to the Colorado Business Corporation Act (or successor provisions or statutes) with, any other person, or (2) any person shall merge with and into, or consolidate, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Shares shall be changed into or exchanged for stock or other securities of any other person, then, in each such case, proper provision shall be made so that such other person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such other person.

          SECTION 7.  OTHER AGREEMENTS.

               (a) The Company, on behalf of itself and its Affiliates (other than a Registering Stockholder), agrees (1) not to effect any public sale or distribution of any securities similar to the Registrable Shares being registered pursuant to this Agreement or any securities convertible into or exchangeable or exercisable for such Registrable Shares during the 14 days prior to, and during the 90-day period beginning on, the effective date of the Registration Statement (except (x) on Form S-4 or Form S-8 (or comparable form) or (y) as part of the Registration Statement; PROVIDED that with respect to clause (y) in the case of a registration pursuant to Section 1(a) the Registering Stockholder initiating the registration consents to such inclusion), or the commencement of a public distribution of Registrable Shares; (2) not to enter into any agreement inconsistent with any provision of this Agreement; (3) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any of the securities during the periods described in clause (1) of this Section 7(a), in each case including a sale in a Rule 144 Transaction (except as part of any such registration, if permitted); PROVIDED that the provisions of this Section 7(a) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

               (b) If and to the extent requested by the Company in the case of a non-underwritten public offering and if and to the extent requested by the managing underwriter in the case of an underwritten public offering, the Registering Stockholder agrees not to effect any public sale or distribution of any securities similar to the securities being registered or any securities convertible into or exchangeable or exercisable for such securities during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration agreement).

          SECTION 8. NOTICES. All notices, requests and other communications to any party under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to the party at its address stated on the signature pages of this Agreement or at any other address as the party may specify for this purpose by notice to the other party. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

          SECTION 9. NO WAIVERS; REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 10. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by a party to this Agreement from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other party to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

          SECTION 11.  SUCCESSORS AND ASSIGNS.


          (a) The Stockholder may assign to any transferee of any principal amount of the Parent Note or Registrable Shares its rights and delegate its obligations under this Agreement; provided that such transferee assignee shall accept those rights and assume those obligations for the benefit of the Company in writing in form reasonably satisfactory to the Company. Thereafter, without any further action by any person, all references in this Agreement to the "Stockholder", and all comparable references, shall be deemed to be references to the transferee, and the Stockholder shall be released from any obligation or liability under this Agreement with respect to the Registrable Shares so transferred.

          (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns pursuant to Section 11(a).

          SECTION 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado. All rights and obligations of the Company and the Stockholder shall be in addition to and not in limitation of those provided by applicable law.

          SECTION 13. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

          SECTION 14. SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

          SECTION 15. HEADINGS AND REFERENCES. Section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties and sections in this Agreement are references to the parties to or the sections of this Agreement, as the case may be, unless the context shall require otherwise.

          SECTION 16. ENTIRE AGREEMENT. Except as otherwise specifically provided in the following sentence, the Transaction Documents embody the entire agreement and understanding of the respective parties and supersede all prior agreements or understandings with respect to the subject matters of those documents.

          SECTION 17. SURVIVAL. Except as otherwise specifically provided in this Agreement, each representation, warranty or covenant of each party to this Agreement contained in or made pursuant to this Agreement shall survive the Closing and remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by the other party of an obligation under this Agreement.

          SECTION 18. NON-EXCLUSIVE JURISDICTION. Each party (1) agrees that any Action with respect to this Agreement may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

          SECTION 19. WAIVER OF JURY TRIAL. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Agreement and agrees that any Action shall be tried before a court and not before a jury.

          SECTION 20. AFFILIATE. Nothing contained in this Agreement shall constitute the Stockholder an "affiliate" of any of the Company and its Subsidiaries within the meaning of Rule 13e-3 under the Exchange Act.

                          ____________________________

     IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above in Denver, Colorado.


                              INTERNET COMMUNICATIONS CORPORATION



                              By:
                                  --------------------------------------
                                  Name:
                                  Title:


                              Address:  7100 East Belleview Avenue
                                        Suite 201
                                        Englewood, Colorado 80111


                              Telecopy: (303) 770-0588


                              INTERWEST GROUP, INC.


                              By:
                                 ----------------------------------------
                                  Name:
                                  Title:


                              Address:  12201 East Arapahoe Road
                                        Suite C10
                                        Englewood, Colorado 80112


                              Telecopy: (303) 792-0227

                                                                       EXHIBIT C



                                       FORM OF

                      AMENDMENT TO ARTICLES OF INCORPORATION OF

                         INTERNET COMMUNICATIONS CORPORATION


         Article IV, Section 1 of the Company's Articles of Incorporation (the "Articles") is amended to read as follows:


              SECTION 1. CLASSES AND SHARES AUTHORIZED. The authorized capital stock of the Corporation shall be 20,000,000 shares of Common Stock, no par value, and 100,000,000 shares of Preferred Stock, $.0001 par value.


         Article VIII, Section 2 of the Articles is amended to read as follows:

              SECTION 2. CLASSIFICATION OF DIRECTORS. The Board of Directors shall be divided into three classes on the dates and in the manner set forth below. Each class of directors shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors and in all cases an elected director shall serve until the end of such director's term or until such director's successor is duly elected and qualified. At the annual meeting of shareholders to be held in 1996, the Class I director or directors shall be elected for a three-year term. All other directors elected at such annual meeting of shareholders shall be elected for a one-year term. At the annual meeting of shareholders to be held in 1997, the Class II director or directors shall be elected for a three-year term. All other directors elected at such annual meeting of shareholders shall be elected for a one-year term. At the annual meeting of shareholders to be held in 1998, the Class III director or directors shall be elected for a three-year term. At each annual meeting of shareholders thereafter, directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Company, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.

         Article VIII, Sections 5(c) and 5(d) of the Articles are amended to read as follows:

              (c) to sell, pledge, lease, exchange, liquidate, or otherwise dispose of all or substantially all of the property or assets of the corporation, including its goodwill, if not in the ordinary course of its business, upon such terms and conditions as the Board of Directors may determine; PROVIDED, HOWEVER, that such transaction shall be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a shareholders' meeting duly called for such purpose, or authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and PROVIDED, FURTHER, that any such transaction with any substantial shareholder or affiliate of the corporation shall be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a shareholders' meeting duly called for that purpose, unless such transaction is with any subsidiary of the corporation or is approved by the affirmative vote of a majority of the continuing directors of the corporation, or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon;

              (d) to merge, consolidate, or exchange all of the issued or outstanding shares of one or more classes of the corporation upon such terms and conditions as the Board of Directors may authorize; PROVIDED, HOWEVER, that such merger, consolidation, or exchange shall be approved or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a shareholders' meeting duly called for that purpose, or authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and PROVIDED, FURTHER, that any such merger, consolidation, or exchange with any substantial shareholder or affiliate of the corporation shall be authorized or ratified by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon at a shareholders' meeting duly called for that purpose, unless such merger, consolidation, or exchange is with any subsidiary of the corporation or is approved by the affirmative vote of a majority of the continuing directors of the corporation, or is authorized or ratified by the written consent of the holders of all of the shares entitled to vote thereon; and

                         INTERNET COMMUNICATIONS CORPORATION

                             CONVERTIBLE PROMISSORY NOTE
                                DUE DECEMBER 31, 1996


THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SAID ACT. THIS NOTE AND SUCH SHARES ARE ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 29, 1996, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.



$900,000.00                                                  Englewood, Colorado
                                                                    May 29, 1996


         FOR VALUE RECEIVED, INTERNET COMMUNICATIONS CORPORATION, a Colorado corporation (the "COMPANY"), promises to pay to the order of INTERWEST GROUP, INC. or its assigns (the "HOLDER"), on December 31, 1996 (or such earlier date on which the principal amount hereof shall be payable in accordance with the terms hereof, the "MATURITY DATE"), the principal amount of NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($900,000.00).

         The unpaid principal amount of this Note shall be prepaid in full on the date that is 30 days after the earlier to occur of (1) the failure of shareholders of the Company, at a meeting thereof duly called, noticed and convened, to approve the Transaction Documents and the Transactions and (2) the termination of the Share Exchange Agreement by Group pursuant to Section 6.1(a) of the Share Exchange Agreement.

         The Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, (a) at the rate of 8.0% per annum from the date hereof to and including July 28, 1996 or, if the Second Closing Date shall have occurred on or before July 28, 1996, to and including August 27, 1996, and (b) at the rate of 12.5% per annum thereafter. Interest on this Note shall be payable in arrears on and to the last calendar day of each month, upon any payment or conversion of this Note (to the extent accrued on the amount being paid or converted) and at maturity (whether at stated maturity, on the date of any required prepayment, upon acceleration or otherwise) of this Note. Interest shall be computed on the basis of a year of twelve 30-day months. Upon the occurrence and during the continuation of an Event of Default

(as defined below), interest shall accrue at the rate that is 3.5% per annum greater than the rate otherwise applicable and interest shall be payable on demand.

         SECTION 1. SHARE EXCHANGE AGREEMENT. This Note is the "Note" referred to in the Share Exchange Agreement dated as of May 29, 1996 between the Company and Interwest Group, Inc. (as amended or modified from time to time, the "SHARE EXCHANGE AGREEMENT"), to which reference is hereby made for a more complete statement of the terms and conditions under which the indebtedness evidenced hereby was incurred and is to be repaid. Terms not otherwise defined herein have the respective meanings assigned in the Share Exchange Agreement.
No reference herein to the Share Exchange Agreement and no provision of this Note or the Share Exchange Agreement shall alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         SECTION 2.  PAYMENT.

              (a) All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Holder located at 12201 East Arapahoe Road, Suite C10, Englewood, Colorado 80112, or at such other place as shall be designated in writing by the Holder. Until notified in writing of the transfer or assignment of this Note, the Company shall be entitled to deem the Holder or any subsequent permitted assignee of this Note as the owner and holder of this Note. Each of the Holder and any subsequent assignee of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Company hereunder with respect to payments of principal of or interest on this Note.

              (b) Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

              (c) No principal amount of this Note may be paid before such principal amount is due, whether at stated maturity, by acceleration or otherwise, except pursuant to the conversion hereof in accordance with
Section 5.

         SECTION 3. EVENTS OF DEFAULT. If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

              (a) FAILURE TO MAKE PAYMENTS WHEN DUE. Failure to pay any amount of principal of this Note when due (whether at stated maturity, on the date of any required prepayment or upon acceleration, or otherwise), or failure to pay interest or any other amount due under this Note on or before the fifth day after the date due; or

              (b) DEFAULT IN OTHER AGREEMENTS. (i) Failure of the Company or any of its Subsidiaries (as such term is defined in the Share Exchange Agreement) to pay when due any principal of or interest on any Debt (other than this Note) (A) in the aggregate amount of $50,000 beyond the end of any grace period provided therefor or (B) in any amount beyond 60 days after the end of any grace period provided therefor; or (ii) breach or default by the Company or any of its Consolidated Subsidiaries with respect to any other material term of
(A) any evidence of any Debt or (B) any loan agreement, mortgage, indenture or other agreement relating to such Debt, if the effect of such breach or default is to cause, or to permit the holder or holders of that Debt (or a trustee on behalf of such holder or holders) to cause, that Debt to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or (iii) termination of the Share Exchange Agreement pursuant to paragraph (5) of Section 6.1(a) thereof; or

              (c) BREACH OF WARRANTY. Any representation, warranty, certification or other statement of the Company made in any Transaction Document or in any statement or certificate at any time given in writing pursuant hereto or thereto or in connection therewith shall be false in any material respect on the date as of which made and such default shall not have been remedied or waived within 30 days after the earlier of (i) the Company's obtaining knowledge of such default or (ii) receipt by the Company of notice from the Holder of such default; PROVIDED, HOWEVER, that if such default cannot be cured solely by the payment of money and the cure of such default requires a period in excess of 30 days, and if the Company is diligently and continuously prosecuting such cure, then such default shall not be an Event of Default unless the Company fails to cure such default within 90 days after the Company's obtaining knowledge or notice thereof, as the case may be; or

              (d) FAILURE OF ENFORCEABILITY. Any Transaction Document shall, at any time, cease to be in full force and effect or shall be declared null and void by a court of competent jurisdiction, or the validity or enforceability thereof shall be contested by the Company, in each case for any reason other than the failure of the Holder to take any action within its control; or

              (e) OTHER DEFAULTS UNDER TRANSACTION DOCUMENTS. The Company shall default in any material respect in the performance of or compliance with any term contained in any Transaction Document, other than any such term referred to in any other clause of this subsection, and such default shall not have been remedied or waived within 30 days after the earlier of (i) the Company's obtaining knowledge of such default or (ii) receipt by the Company of notice from the Holder of such default; PROVIDED, HOWEVER, that if such default cannot be cured solely by the payment of money and the cure of such default requires a period in excess of 30 days, and if the Company is diligently and continuously prosecuting such cure, then such default shall not be an Event of Default unless the Company fails to cure such default within 90 days after the Company's obtaining knowledge or notice thereof, as the case may be; or

              (f) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, and any successor statute, (the "BANKRUPTCY CODE") or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Company under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Company for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Company, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

              (g) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) The Company shall have an order for relief entered with respect to it, in connection with, or shall commence, a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Company shall make any assignment for the benefit of creditors; or (ii) the Company shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors (or any committee thereof) of the Company shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

              (h) JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $10,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Company or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); it being understood and agreed that, in the event the Company posts a bond pursuant to this Section 3(h), such bond shall not be considered Debt of the Company for purposes of this Note; or

              (i) DISSOLUTION. Any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

              (j) EMPLOYEE BENEFIT PLANS. There shall occur one or more Employee Plan Events which individually or in the aggregate results in or might reasonably be expected to result in liability of the Company or any of its ERISA Affiliates in excess of $10,000 on or before the Maturity Date; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Employee Plans (excluding for purposes of such computation any Employee Plans with respect to which assets exceed benefit liabilities and all Multiemployer Plans), which exceeds $10,000;

then, (A) upon the occurrence of any Event of Default described in Section 3(f) or 3(g), each of (1) the unpaid principal amount of and accrued interest on this Note and (2) all other Obligations shall automatically become immediately due and payable, without notice, presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, and
(B) upon the occurrence and during the continuance of any other Event of Default, the Holder may, by written notice to the Company, declare all or any portion of the amounts described in clauses (1) and (2) above to be, and the same shall forthwith become, immediately due and payable.

         SECTION 4.     REMEDIES.

              (a) Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to the Holder against the Company under this Note (including, without limitation, the conversion of this Note pursuant to Section 5) or any of the other Transaction Documents, or at law or in equity, may be exercised by the Holder at any time and from time to time, whether or not all or any portion of the obligations hereunder shall be declared due and payable. Any such actions taken by the Holder shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Holder may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of the Holder permitted by law, equity or contract or as set forth herein or in the other Transaction Documents.

              (b) The rights, powers and remedies of the Holder under this Note shall be cumulative and not exclusive of any other right, power or remedy which the Holder may have against the Company pursuant to the Share Exchange Agreement, this Note or the other Transaction Documents or existing at law or in equity or otherwise. The rights, powers and remedies of the Holder may be pursued singly, concurrently or otherwise, at such time and in such order as the Holder may determine in its sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Event of Default with respect to the Company shall not be construed to be a waiver of any subsequent Event of Default by the Company or to impair any remedy, right or power consequent thereon.

              (c) The remedies set forth in this Section 4 are subject to the provisions of Section 8.

         SECTION 5.  CONVERSION.

              (a) OPTIONAL CONVERSION FOLLOWING MATURITY DATE. This Note may be converted into shares of Common Stock, as follows:

         (1) If the principal amount hereof and all interest accrued thereon shall not have been paid in full on the Maturity Date (whether at stated maturity, on the date of any required prepayment, upon acceleration or otherwise), then, during the period commencing on the day following the Maturity Date and ending at the close of business on the date that is 45 days after the Maturity Date, and subject to and upon compliance with the provisions of this Section 5, at the option of the Holder, this Note or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof, may be converted at the principal amount thereof into shares of Common Stock, as said shares shall be constituted on the date on which this Note shall be surrendered for conversion and notice given in accordance with the provisions of this Section (the "CONVERSION DATE"), at the Conversion Price (as defined below) in effect at the Conversion Date.

         (2) In order to exercise the conversion privilege, the Holder shall surrender this Note to the Company at its executive offices, together with the conversion notice in the form attached hereto as Exhibit A (or similar separate written notice) duly executed, and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or by its duly authorized attorney in writing. As promptly as practicable after the surrender of this Note for conversion as aforesaid, the Company shall deliver at its executive office to such Holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock deliverable upon the conversion of this Note or portion thereof (the "CONVERSION SHARES") and a check or cash in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion, all as provided in this Section 5, together with a Note in principal amount equal to the unconverted and unredeemed portion, if any, of this Note so converted. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said executive offices and this Note shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for Conversion Shares shall be deliverable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates are to be delivered as the record holder or holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender. Subject to the foregoing, no payment or adjustment shall be made for dividends on any Shares that shall be delivered upon the conversion of this Note.

         (3) Notwithstanding any other provision hereof, (A) if the conversion of any principal amount of this Note is to be made in connection with a Business Combination Transaction, the exercise of the conversion privilege may at the election of the Holder be conditioned upon the conclusion of such transaction, in which case such exercise shall not be deemed to be effective until the conclusion of such transaction and (B) if the issuance of any Conversion Shares pursuant to the conversion of any principal amount of this Note is not exempt from the applicable requirements under the Hart-Scott-Rodino Act, the exercise of the conversion privilege shall be conditioned upon the compliance by the Company, the Holder and all other persons with such requirements, in which case such exercise shall not be deemed to be effective until all such requirements are satisfied. The Holder may by written notice withdraw any such exercise of such conversion privilege before the effectiveness thereof. Any such exercise or withdrawal shall not impair or otherwise affect the other rights and remedies of the Holder permitted by law, equity or contract or as set forth herein or in the other Transaction Documents.

              (b) FRACTIONAL INTERESTS. The Company shall not be required to deliver fractions of shares of Common Stock upon conversions of this Note. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of this Note, the Company shall make an adjustment therefor in cash equal to the average market price per share (determined as provided below) of the Common Stock on the Conversion Date.

              (c) MECHANICAL ADJUSTMENTS. The number of Conversion Shares issuable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time, as follows:

         (1) If the Company shall at any time pay a dividend on its Common Stock in shares of its Common Stock (including, if applicable, shares of Common Stock held by the Company in treasury or by a Subsidiary), subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or otherwise effect a reclassification or recapitalization of the Common Stock, then in each such case the number of Conversion Shares thereafter issuable upon conversion of this Note shall be adjusted so that this Note shall thereafter be convertible into the number of Conversion Shares equal to the number of shares of Common Stock which the Holder would have held after the occurrence of any of the events described above had this Note been exercised in full immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph (1) shall become effective retroactively to the related record date in the case of a dividend and shall become effective on the related effective date in the case of a subdivision, combination, reclassification or recapitalization.

         (2) Except with respect to Permitted Issuances, if the Company or a Subsidiary shall at any time issue or sell shares of Common Stock at a purchase price per share of Common Stock (the value of any consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the Average Market Price per share (determined as provided below) of the Common Stock on the date of issuance or sale (for the purpose of this paragraph (2), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date of issuance or sale and the number of additional shares of Common Stock so issued or sold, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date of issuance or sale and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

         (3) If the Company or a Subsidiary shall at any time issue or sell Derivative Securities (as defined below) providing for the purchase of shares of Common Stock upon the conversion, exchange or exercise thereof at a price per share of Common Stock (taking into account any consideration received by the Company upon the issuance or sale of such Derivative Securities and any additional consideration to be received upon the conversion, exchange or exercise thereof, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the Average Market Price per share (determined as provided below) of the Common Stock on the date of issuance or sale (for the purpose of this paragraph (3), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock so offered for subscription or purchase upon the conversion, exchange or exercise of such Derivative Securities, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price. Such adjustment shall be made whenever any such Derivative Securities are issued, and shall become effective on the date of issuance retroactive to the Adjustment Date. If all the shares of Common Stock so offered for subscription or purchase are not delivered upon the final conversion, exchange or exercise of such Derivative Securities, then, upon the final conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof, the number of Conversion Shares issuable upon conversion of this Note shall thereafter be readjusted to the number of Conversion Shares which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof rather than upon the number of shares of Common Stock so offered for subscription or purchase.
    If the purchase price provided for in any Derivative Securities, the additional consideration, if any, payable upon the conversion, exchange or exercise of any Derivative Securities or the rate at which any Derivative Securities are convertible into or exchangeable or convertible into Common Stock shall change at any time (including, without limitation, at the time of or after such conversion, exchange or exercise), the number of Conversion Shares issuable upon conversion of this Note in effect at the time of such change shall be readjusted to the number of Conversion Shares issuable upon conversion of this Note which would have been in effect at such time had such Derivative Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, on the related Adjustment Date, and such readjustment shall become effective on the date of such change retroactive to the Adjustment Date; PROVIDED, that no such readjustment shall have the effect of decreasing the number of Conversion Shares issuable upon the conversion of this Note by an amount in excess of the amount of the adjustment initially made with respect to the issuance or sale of the Derivative Securities. For the purposes of this paragraph (3), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

         (4) If the Company shall at any time declare or pay a dividend or other distribution on its Common Stock other than a stock dividend payable solely in shares of Common Stock or a cash dividend paid out of current earnings (the value of any such dividend or other distribution, if other than cash, to be determined in good faith by the Board of Directors), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after the declaration date therefor (for the purpose of this paragraph (4), the "ADJUSTMENT DATE") shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment

    Date and the number of additional shares of Common Stock which the aggregate value of such dividend or distribution would purchase at such Average Market Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date. For the purposes of this paragraph (4), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

         (5) If the Company or a Subsidiary shall at any time purchase shares of Common Stock at a price per share of Common Stock (the value of any consideration, if other than cash, to be determined in good faith by the Board of Directors) less the Average Market Price per share (determined as provided below) of the Common Stock on the date of such purchase (for the purpose of this paragraph (5), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock which the aggregate purchase price of the total number of shares so purchased would purchase at such Average Market Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of shares of Common Stock so purchased. For the purposes of this paragraph (5), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

         (6) In case of any capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or of any exchange or conversion of the Common Stock for or into securities of another corporation, or in case of the consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or in case of any sale or conveyance of all or substantially all of the assets of the Company, the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires such assets, as the case may be, shall make provision such that this Note shall thereafter be convertible into the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Common Stock equal to the number of Conversion Shares issuable upon conversion of this
    Note immediately prior to the effective date of such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, assuming (1) such holder of Common Stock of the Company is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made as the case may be ("CONSTITUENT

    ENTITY"), or an affiliate of a constituent entity, and (2) such person failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance and, in any case appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the Holder, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of Conversion Shares issuable upon conversion of this Note) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon conversion of this Note.

         (7)  For the purposes of this Section 5:

              (A) "AVERAGE MARKET PRICE" per share of Common Stock on any date means the average of the daily Closing Prices for the fifteen (15) consecutive Trading Days commencing twenty (20) Trading Days before the date of declaration or authorization by the Board of Directors of the Company of such issuance or distribution;

               (B) "CLOSING PRICE" means the last reported sales price, regular way, per share of Common Stock on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange, or, if shares of such stock are not listed or admitted to trading on a national securities exchange, on the NASDAQ/National Market System or the NASDAQ/Small Cap market, as the case may be, or, if such last sales price or closing bid and asked prices are not so reported, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purpose, or if no such prices are available, the fair market value of the Common Stock as determined in good faith by the Board of Directors;

              (C) "DERIVATIVE SECURITIES" means securities convertible into or exchangeable or convertible into shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock, options for the purchase of, or calls, commitments or other claims of any character relating to, shares of Common Stock or any securities convertible into or exchangeable for any of the foregoing; and

              (D) "PERMITTED ISSUANCES" means the issuance of shares of Common Stock after the date of this Note (i) pursuant to the exercise of Outstanding Options, in each case in accordance with the terms thereof as of the date of this

         Note, (ii) pursuant to the conversion of this Note and (iii) with the approval of Holder, which approval may be granted, withheld, conditioned or delayed in its sole discretion.

         (8) If any shares of Common Stock or Derivative Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any shares of Common Stock or Derivative Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any shares of Common Stock or Derivative Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock or Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Holder, whose determination shall be final and binding on the Company and the Holder.
    The fees and expenses of such appraiser shall be paid by the Company.

         (9) If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution on its Common Stock or (B) to subscribe for or purchase shares of Common Stock or Derivative Securities, then such record date shall be deemed to be the date of the payment or distribution of such dividend or other distribution or the date of issuance and sale of any shares of Common Stock deemed to have been issued or sold in connection thereto.

         (10) All calculations under this Section 5 shall be made to the nearest one-thousandth of a share of Common Stock.

         (11) The price payable by the Holder for the issuance of Conversion Shares by the Company upon conversion of this Note (the "CONVERSION PRICE") is $3.00 per Conversion Share at the date of this Note. Whenever the number of Conversion Shares issuable upon the conversion of this Note is adjusted or readjusted pursuant to paragraphs (1) through (10), inclusive, above, the Conversion Price payable upon conversion of this Note shall be adjusted or readjusted by multiplying the Conversion Price immediately prior to the related Adjustment Date by a fraction, the numerator of which shall be the number of Conversion Shares purchasable upon the conversion of this Note immediately preceding such Adjustment Date, and the denominator of which shall be the number of Conversion Shares so purchasable immediately thereafter; PROVIDED that no such readjustment pursuant to paragraph (3) above with respect to the conversion, exchange or exercise, or expiration, cancellation or other termination, of any Derivative Securities shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance or sale of such Derivative Securities.

         (12) If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of Conversion Shares issuable upon conversion of this Note and the Conversion Price so as to protect the rights of the Holder under this Note.

         (13) For the purpose of this Section 5, the term "SHARES OF COMMON STOCK" means (A) the class of stock designated as the Common Stock of the Company at the date of this Note or (B) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraphs (1) through (4), inclusive, above, the Holder shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon conversion of this Note and the Conversion Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained in paragraphs (1) through (4), inclusive, above, and the provisions of Sections 5(d), 5(e) and 5(f), inclusive, with respect to the Conversion Shares, shall apply on like terms to any such other shares.

         (14) Notwithstanding anything herein to the contrary, there shall be no adjustment in the number of Conversion Shares or in the Conversion Price in respect of Permitted Issuances.

         (15) In case of any consolidation or merger of the Company with or into another entity (whether or not the Company is the surviving entity) or in case of any sale, transfer or lease of all or substantially all of the assets of the Company, the Company or such successor or purchasing entity, as the case may be, shall execute with the Holder an agreement that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of this Note the kind and amount of shares and other securities, cash and property that the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or conveyance had this Note been exercised in full immediately prior to such action, and if the successor or purchasing entity is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares or other securities and property so that upon conversion of this Note, the Holder would have the same benefits it otherwise would have had if such successor or purchasing person were a corporation. Such agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraphs (1) through (14), inclusive, above. The provisions of this paragraph (15) shall similarly apply to successive consolidations, mergers, sales or conveyances.

              (d) TIME OF ADJUSTMENTS. Each adjustment required by Section 5(c) shall be effective as and when the event requiring such adjustment occurs.

              (e) NOTICE OF ADJUSTMENT. Whenever the number of Conversion Shares purchasable upon the conversion of this Note or the Conversion Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Conversion Shares purchasable upon the conversion of this Note and the Conversion Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

              (f) NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 5(c), no adjustment in respect of any dividends declared or paid on the Common Stock shall be made during the term of this Note or upon the conversion of this Note.

              (g) TAXES. The issue of stock certificates on conversions of this Note shall be made without charge to the Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

              (h) RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares or its issued shares held in its treasury, or both, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion, exchange or exercise of outstanding securities of the Company convertible into or exchangeable or exercisable for any shares of the Common Stock, all rights to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of Common Stock and any securities convertible into or exchangeable or exercisable for any of the foregoing.

              (i) REGISTRATION OR APPROVAL. If any shares of Common Stock reserved or to be reserved for the purpose of conversion of this Note require registration with or approval of any governmental authority under any federal or state law before such shares may be validly delivered upon conversion, including, without limitation, the Hart-Scott-Rodino-Act, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

              (j) VALIDLY ISSUED, ETC. The Company covenants that all shares of Common Stock which may be delivered upon conversion of this Note shall upon delivery be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue or delivery thereof.

              (k)  NOTICE.  In the event:

         (1) that the Company shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than in cash charged against capital surplus, consolidated net earnings or retained earnings of the Company and its Subsidiaries; or

         (2) that the Company shall offer for subscription or purchase, pro rata, to all of the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or

         (3) of any reclassification or change of outstanding shares of the class of Common Stock issuable upon the conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Company with, or merger of the Company into, another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note), or of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety or of any Business Combination Transaction;

then, and in any one or more of such events, the Company will give to the Holder written notice thereof at least fifteen days prior to (A) the record date fixed with respect to any of the events specified in (1) and (2) above, and (B) the effective date of any of the events specified in (3) above. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

              (l) SPECIFIC PERFORMANCE. The Company acknowledges that the failure of the Company to perform its obligations under this Section 5 will not be compensable by the payment of monetary damages and hereby waives any defense to a claim by the Holder that the provisions of this Section 5 be specifically enforced.

         SECTION 6.     LEGENDS.

              (a) Each certificate for Conversion Shares and any certificate issued in exchange therefor or on conversion or upon transfer, except certificates issued in connection with a sale registered under the Securities Act of 1933, as amended, and except as provided below, shall bear the legends to the following effects:

         1. "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

         2. "The shares represented by this certificate are subject to restrictions set forth in the Registration Rights Agreement dated as of May 29, 1996, a copy of which is on file in the office of the Secretary of the Company."

              (b) The legend stated in Section 6(a)(1) shall be removed by delivery of one or more substitute certificates without such legend if the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act of 1933, as amended.

              (c) The legend stated in Section 6(a)(2) shall be removed at such time as the Warrant Shares are no longer subject to the Registration Rights Agreement referenced therein.

         SECTION 7. COSTS AND EXPENSES. The Company promises to pay all costs and expenses, including reasonable attorneys' fees incurred in the collection and enforcement of this Note. The Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         SECTION 8. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO.

         SECTION 9. SEVERABILITY OF PROVISIONS. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of the provision in any other jurisdiction.

         SECTION 10. HEADINGS AND REFERENCES. Headings in this Note are included for the convenience of reference only and do not constitute a part of this Note for any other purpose.

References to sections in this Note are references to the sections of this Note, unless the context shall require otherwise.

         SECTION 11. NON-EXCLUSIVE JURISDICTION. Each of the Company and the Holder, by acceptance hereof, (1) agrees that any legal action with respect to this Note may be brought in the courts of the State of Colorado or of the United States of America for the District of Colorado, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts, and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any legal action in those jurisdictions; PROVIDED, HOWEVER, that each of the Company and the Holder may assert in a legal action in any other jurisdiction or venue each defense, third-party claim or similar claim that, if not so asserted in such legal action, may thereafter not be asserted by such party in an original legal action in the courts referred to in clause (1) above.

         SECTION 12. WAIVER OF JURY TRIAL. Each of the Company and the Holder, by acceptance hereof, waives any right to a trial by jury in any legal action to enforce or defend any right under this Note or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Note and agrees that any legal action shall be tried before a court and not before a jury.

         SECTION 13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Note or for any claim based on, in respect of or by reason of, such obligations or its creation. The Holder by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                  INTERNET COMMUNICATIONS CORPORATION


                                  By:
                                       -------------------------
                                       Name:
                                       Title:

                                      EXHIBIT A

                             [FORM OF CONVERSION NOTICE]


TO INTERNET COMMUNICATIONS CORPORATION

         The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of the Company in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and a Note representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto.

Dated:
       ------------


                                          ---------------------

                                  MINUTES OF ACTION
                                         OF
                                THE BOARD OF DIRECTORS
                                          OF
                         INTERNET COMMUNICATIONS CORPORATION

                                     MAY 29, 1996

    A Special Meeting of the Board of Directors of Internet Communications Corporation, a Colorado corporation (the "Corporation") was held on May 29, 1996, at the Corporation's offices at 7100 East Belleview Avenue, Suite 201, Englewood, Colorado 80111. Present in person or by phone were the following
Directors:

    Thomas C. Galley
    Arnell J. Galley
    Peter A. Guglielmi

                              THE INTERWEST TRANSACTIONS

    Terms not otherwise defined in the following resolutions have the meanings stated in the Share Exchange Agreement referred to in the resolution next following.


                               SHARE EXCHANGE AGREEMENT

    RESOLVED, that the form of Share Exchange Agreement between Internet Communications Corporation, a Colorado corporation (the "Company"), and Interwest Group, Inc., a Colorado corporation ("Group"), together with all exhibits thereto (the "Share Exchange Agreement"), presented to the meeting, providing for or contemplating the purchase by Group of the following:

          (1) on the First Closing Date, at par and for cash, of a promissory note of the Company (the "Note") (A) in the principal amount of $900,000,
     (B) having a maturity on December 31, 1996, or, if earlier, the date that is 30 days after the earlier to occur of (i) the failure of the shareholders of the Company to approve the Transaction Documents and the Transactions at the Shareholders Meeting (as defined below) and (ii) the termination of the Share Exchange Agreement pursuant to the terms thereof, including, without limitation, upon the breach by the Company of any representation or warranty in the Share Exchange Agreement, any modification or amendment of the Recommendations by the Company in any respect materially adverse to Group or the occurrence of a Subsequent Event with respect to the Company or a subsidiary, and (C) bearing interest at the rate of 8.0% per annum from the First Closing Date to and including a date that is 60 days after the First Closing Date (or, if the Second Closing Date shall then have occurred, the date that is 90 days after the First Closing Date) and the rate of 12.5% per annum thereafter, payable monthly in arrears or, upon the occurrence and during the continuation of a default under the Note, at a rate of interest 3.5% per annum greater than the rate otherwise applicable; PROVIDED that, if the Company shall fail to pay in full the principal amount of the Note and all interest accrued thereon at the maturity thereof (whether at scheduled maturity, on the date of any required prepayment or, after the expiration of applicable grace periods and cure periods, upon acceleration), then, at any time during the period commencing the day after the date of such maturity of the Note (if the principal amount thereof and all interest accrued thereon shall then not have been paid in full) and ending on a date that is 45 days after the date of such maturity, Group may elect to convert the Note into 300,000 shares of Common Stock (the "Conversion Shares") at a price of $3.00 per share (as such number of shares and price per share may be adjusted pursuant to the terms thereof);


          (2) on the Second Closing Date, in consideration of the sale and delivery, of all the outstanding shares of capital stock of Interwest Communications C.S. Corporation, a Colorado corporation and a wholly-owned subsidiary of Group, for a number of shares of Common Stock issued by the Company (the "Additional Shares") such that the number of Additional Shares issued to Group would equal 49.0% of the shares of Common Stock issued and outstanding immediately following consummation of the Share Exchange, assuming for these purposes that there are no stock options, warrants or other rights then outstanding to acquire shares of Common Stock except for:
     (i) 33,000 shares of non-qualified stock options at prices ranging from $2.00 to $10.625 to three individuals, all of which are exercisable; (ii) the 1995 Non-Employee Director Stock Option Plan allows the Board to award a total of 40,000 qualified stock options of which 10,000 have been awarded at an exercise price of $6.125 (none of these options have been exercised);
     (iii) the 1996 Incentive Stock Plan which allows the Board to award a total of 500,000 (or 625,000 if the Board approves an increase in the option pool) of qualified options, non-qualified options, or stock purchase rights to employees and consultants which, as of this point in time, 315,000 qualified options have been awarded at $3.75 per share of which 78,750 are exercisable; and (iv) without taking into account the issuance of any shares of Common Stock after May 14, 1996 and on or before the Second Closing Date pursuant to the exercise of any of such stock options, warrants or other rights, including, without limitation, the issuance of the Conversion Shares pursuant to the conversion of the Note;

be and is hereby approved; and that the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of the Company at the time in office (collectively, the "Authorized Officers") be and they are, and each of them singly is, hereby authorized to execute and deliver the Share Exchange Agreement in the name and on behalf of the Company, in substantially the form provided to the meeting, with such changes therein as the Authorized Officer or Authorized Officers so acting may by his or their execution thereof approve, the execution and delivery of the Share Exchange Agreement to be conclusive evidence that the same has been approved by this Board of Directors; and

    FURTHER RESOLVED, that the directors of the Company understand the obligations of the Company under Section 5.1(b) of the Share Exchange Agreement and, effective upon the execution and delivery thereof by the parties thereto, agree to comply with such obligations.

                                         NOTE

    RESOLVED, that the form of Note presented to the meeting is hereby approved in all respects; and

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized and directed to execute and deliver the Note in the name and on behalf of the Company, in substantially the form provided to the meeting, with such changes therein as the Authorized Officer or Authorized Officers so acting may by his or their execution thereof approve, the execution and delivery of the Note to be conclusive evidence that the same has been approved by this Board of Directors.


                                  CONVERSION SHARES

    RESOLVED, that the Company hereby reserves out of its authorized but unissued shares of Common Stock 300,000 shares, and such additional number of shares of Common Stock as shall be issuable from time to time pursuant to the Note, for issuance as the Conversion Shares; and that the Company make appropriate entries to its accounts and records as may be necessary from time to time to reflect the same; and

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized to issue or cause to be issued such shares of reserved Common Stock as Conversion Shares in the name and on behalf of the Company, and that such shares, when issued and delivered in accordance with the provisions of the Share Exchange Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock of the Company.


                                  ADDITIONAL SHARES

    RESOLVED, that pursuant to the terms of the Share Exchange Agreement and effective upon the increase of the number of authorized shares of Common Stock from 4,500,000 shares to 20,000,000 pursuant to the Amendment referred to below, the Company hereby reserves out of its authorized but unissued shares of Common Stock 2,306,541 shares, for issuance of as Additional Shares; and that the Company make appropriate entries to its accounts and records as may be necessary from time to time to reflect the same; and

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized to issue or cause to be issued shares of such reserved Common Stock as Additional Shares in the name and on behalf of the Company, and that such shares, when issued and delivered in accordance with the provisions of the Share Exchange Agreement will be validly issued, fully paid and nonassessable shares of Common Stock of the Company.

                            REGISTRATION RIGHTS AGREEMENT

    RESOLVED, that the form of Registration Rights Agreement between the Company and Group (the "Registration Rights Agreement") presented to the meeting be and it is hereby approved; and that the Authorized Officers be and they are, and each of them singly is, hereby authorized to execute and deliver the Registration Rights Agreement in the name and on behalf of the Company with such changes therein as the Authorized Officer or Authorized Officers so acting may by his or their execution thereof approve, the execution and delivery of the Registration Rights Agreement to be conclusive evidence that the same has been approved by this Board of Directors.


                        AMENDMENT TO ARTICLES OF INCORPORATION

    RESOLVED, that the amendment to the articles of incorporation of the Company (the "Amendment") presented to the meeting be and it is hereby approved; and that the Authorized Officers be and they are, and each of them singly is, hereby authorized to present the same for the approval of the shareholders of the Company; and that the Authorized Officers be and they are, and each of them here singly is, upon the requisite approval by the shareholders of the Company, hereby authorized and directed to execute in the name and on behalf of the Company the articles of amendment with respect to the Amendment, in such form as shall be appropriate, and to deliver the same for filing with the Secretary of State of the State of Colorado and in all other offices where such filing is necessary or appropriate, the taking of each such action to be conclusive evidence that the same has been approved by this Board Directors.


                                     TRANSACTIONS

    RESOLVED, that the Transaction Documents, in the respective forms referred to above and as so modified, and the Transactions, are approved;

    FURTHER RESOLVED, that the Transactions, taken as a whole, are in the best interests of the Company and its shareholders; and

    FURTHER RESOLVED, that this Board of Directors recommends to the shareholders of the Company, and authorizes and directs the Authorized Officers, and each of them, to recommend to the shareholders of the Company, that the shareholders approve the Transaction Documents and the Transactions at the meeting of shareholders referred to below or at any adjournment or adjournments thereof.

                                 SHAREHOLDERS MEETING

    RESOLVED, that the annual meeting of shareholders, previously scheduled for May 30, 1996, shall be held at 7100 East Belleview Avenue, suite 201, Englewood, Colorado 80111 in Denver, Colorado, at 10:00 a.m., Denver time, on July 30, 1996;

    FURTHER RESOLVED, that a record of the shareholders of the Company be taken as of the close of business on June 26, 1996 for the purpose of determining the shareholders that are entitled to be given notice of the annual meeting of shareholders, as so adjourned and as the same may be further adjourned, and that the Authorized Officers be and they are, and each of them hereof is authorized and directed to give such notice to the shareholders of the Company;

    FURTHER RESOLVED, that Thomas C. Galley and Arnell J. Galley be and they are, and each of them singly is, hereby appointed to vote all proxies solicited by the management of the Company for the annual meeting of shareholders, as so adjourned, and at further any adjournment or adjournments thereof;

    FURTHER RESOLVED, that Benjamin Kelly be and it hereby is appointed as Inspector of Election to act as such inspector at such annual meeting of shareholders of the Company, as so adjourned, and at any further adjournment or adjournments thereof; and

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized and directed to prepare and file with the Securities and Exchange Commission a proxy statement for distribution to the shareholders of the Company with respect to the Transaction Documents and the Transactions and such other matter or matters as may be presented to the shareholders of the Company at such annual meeting of shareholders, as so adjourned, and at any further adjournment or adjournments, and, in connection therewith, to take such actions as may be necessary or appropriate in connection with the distribution of such proxy statement to the shareholders of the Company, action to be conclusive evidence that the same have been approved by this Board Directors.


                                HART-SCOTT-RODINO ACT

    RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized in the name and on behalf of the Company to make such filing, furnish such information, and take such action as the Authorized Officer or Authorized Officers so acting in his or their sole discretion deem necessary, advisable or appropriate to comply with any and all requirements under the Hart-Scott-Rodino Act that may be applicable to the Transaction Documents and the Transactions, the making of such filing, furnishing of such information and taking of such action to be conclusive evidence that the same have been approved by this Board Directors.

                                       GENERAL

    RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized and directed in the name and on behalf of the Company to negotiate, execute and deliver each of the agreements and documents approved in the foregoing resolutions, and any related documents, instruments, certificates, affidavits or agreements with such additions, changes, deletions or revisions as the Authorized Officer or Authorized Officers may in his or their sole discretion determine are necessary or appropriate to consummate the transactions contemplated by the Transaction Documents (including, without limitation, changes in purchase prices, number of shares or other items set forth above), and the execution of each such agreement, document, instrument, certificate or affidavit to be conclusive evidence that the same have been approved by this Board of Directors;

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized in the name and on behalf of the Company to take any and all actions, to execute, attest, sign, deliver and file any and all documents, certificates, agreements, notices, reports and instruments, and to take any and all steps deemed by them necessary or desirable to carry out the purpose and intent of, and to consummate any of the transactions contemplated by, any of the foregoing resolutions;

    FURTHER RESOLVED, that the Authorized Officers in the name and on behalf of the Company shall take such actions, and execute, attest, deliver and file such instruments, documents and certificates as the Authorized Officer taking such action deems necessary to effect the foregoing resolutions;

    FURTHER RESOLVED, that all acts, transactions, or agreements undertaken prior to the adoption of these resolutions by the Authorized Officers at the time in office in the name of the Company in connection with the foregoing matters are hereby ratified, confirmed and adopted by the Company; and

    FURTHER RESOLVED, that the Secretary be and hereby is directed to mark the forms of Share Exchange Agreement, the Note, the Registration Rights Agreement and any other agreements presented to this meeting for identification and to file the same with the records of the Company; and

    FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, instruments, amendments, certificates and other documents and to do or cause to be done all such other acts in the name and on behalf of the Company as the Authorized Officer or Authorized Officers so acting may deem necessary, advisable or appropriate in order (1) to exercise the rights of the Company under the Transaction Documents and all other agreements, instruments, amendments, certificates and other documents executed and delivered by the Company pursuant to or in connection with the Transaction Documents and (2) to comply with or perform the obligations of the Company under the Transaction Documents and all other agreements, instruments, amendments, certificates and other documents executed and delivered by the Company pursuant to or in connection with the Transaction Documents, the execution and delivery of each such document and the taking of each such action to be conclusive evidence that the same has been approved by this Board of Directors.

    Director, Dale R. Morrison, did not attend nor cast any vote with respect to either of these resolutions.

    Dated and effective May 29, 1996.


                                        -----------------------------------
                                        Thomas, C. Galley, Director



                                        -----------------------------------
                                        Arnell J. Galley, Director



                                        -----------------------------------
                                        Peter A. Guglielmi, Director



                                        -----------------------------------
                                        Dale R. Morrison

                        UNANIMOUS CONSENT IN LIEU OF A MEETING

                                        OF THE

                                  BOARD OF DIRECTORS

                                          OF

                                INTERWEST GROUP, INC.


         The undersigned, being all of the directors of Interwest Group, Inc., a Colorado corporation ("GROUP"), pursuant to Section 7-108-202 of the Colorado Business Corporation Act, hereby adopt the following resolutions by written consent in lieu of a meeting. Terms not otherwise defined in the resolutions have the meanings stated in the Share Exchange Agreement referred to below.

         RESOLVED, that the form of Share Exchange Agreement between Internet Communications Corporation, a Colorado corporation (the "COMPANY"), and Group, together with all exhibits thereto (the "SHARE EXCHANGE AGREEMENT"), presented to the directors, providing for or contemplating the purchase by Group of the following:

         (1) on the First Closing Date, at par and for cash, of a promissory note of the Company (the "NOTE") (A) in the principal amount of $900,000,
    (B) having a maturity on December 31, 1996, or, if earlier, the date that is 30 days after the earlier to occur of (i) the failure of the shareholders of the Company to approve the Transaction Documents and the Transactions at the Shareholders Meeting and (ii) the termination of the Share Exchange Agreement pursuant to the terms thereof, including, without limitation, upon the breach by the Company of any representation or warranty in the Share Exchange Agreement, any modification or amendment of the Recommendations by the Company in any respect materially adverse to Group or the occurrence of a Subsequent Event with respect to the Company or a subsidiary, and (C) bearing interest at the rate of 8.0% per annum from the First Closing Date to and including a date that is 60 days after the First Closing Date (or, if the Second Closing Date shall then have occurred, the date that is 90 days after the First Closing Date) and the rate of 12.5% per annum thereafter, payable monthly in arrears or, upon the occurrence and during the continuation of a default under the Note, at a rate of interest 3.5% per anum greater than the rate otherwise applicable; provided that, if the Company shall fail to pay in full the principal amount of the Note and all interest accrued thereon at the maturity thereof (whether at scheduled maturity, on the date of any required prepayment or, after the expiration of applicable grace periods and cure periods, upon acceleration), then, at any time during the period commencing the day after the date of such maturity of the Note (if the principal amount thereof and all interest accrued thereon shall then not have been paid in full) and ending on a date that is 45 days after the date of such maturity, Group may elect to convert the Note into 300,000 shares of the Company Common Stock (the "CONVERSION SHARES") at a price of $3.00 per share (as such number of shares and price per share may be adjusted pursuant to the terms thereof); and

         (2) on the Second Closing Date, in consideration of the sale and delivery by Group, of all the outstanding shares of capital stock (the "INTERWEST SHARES") of Interwest Communications C.S. Corporation, a Colorado corporation and a wholly-owned subsidiary of Group ("INTERWEST"), for a number of shares of Common Stock issued by the Company (the "ADDITIONAL SHARES") such that the number of Additional Shares issued to Group would equal 49.0% of the shares of Common Stock issued and outstanding immediately following consummation of the Share Exchange, assuming for these purposes that there are no stock options, warrants or other rights then outstanding to acquire shares of Common Stock other than
    (A) options granted under the 1995 Non-Employee Director Stock Option Plan or the 1996 Incentive Stock Plan, respectively, of the Company to acquire not more than 335,000 shares of Common Stock in the aggregate, (B) options granted to three other persons previously identified to Group to acquire not more than 34,000 shares of Common Stock in the aggregate and (C) the Note, and without taking into account the issuance of any shares of Common Stock after May 14, 1996 and on or before the Second Closing Date pursuant to the exercise of any of such stock options, warrants or other rights, including, without limitation, the issuance of the Conversion Shares pursuant to the conversion of the Note;

be and is hereby approved; and that the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of Group at the time in office and John M. Couzens, as attorney-in-fact (collectively, the "AUTHORIZED OFFICERS"), be and they are, and each of them singly is, hereby authorized to execute and deliver the Share Exchange Agreement in the name and on behalf of Group, in substantially the form presented to the directors, with such changes therein as the Authorized Officer or Authorized Officers so acting may by his or their execution thereof approve, the execution and delivery of the Share Exchange Agreement to be conclusive evidence that the same has been approved by this Board of Directors.

         FURTHER RESOLVED, that the directors of Group understand the obligations of Group under Section 5.1(b) of the Share Exchange Agreement and, effective upon the execution and delivery thereof by the parties thereto, agree to comply with such obligations.

         FURTHER RESOLVED, that the form of Registration Rights Agreement between the Company and Group (the "REGISTRATION RIGHTS AGREEMENT") presented to the directors be and it is hereby approved; and that the Authorized Officers be and they are, and each of them singly is, hereby authorized to execute and deliver the Registration Rights Agreement in the name and on behalf of Group, in substantially the form furnished to the directors, with such changes therein as the officer or officers so acting may by his or their execution thereof approve, the execution and delivery of the Registration Rights Agreement to be conclusive evidence that the same has been approved by this Board of Directors.

         FURTHER RESOLVED, that the actions taken by John M. Couzens, as attorney-in-fact of Group, with respect to the negotiation, execution and delivery of the letter of intent dated May 14, 1996 between Group and the Company, be and they are hereby ratified and approved in all respects.

         FURTHER RESOLVED, that the Transaction Documents, in the respective forms referred to above and as so modified, and the Transactions, are approved; that the Transactions, taken as a whole, are in the best interests of Group and its shareholders; and

         FURTHER RESOLVED, that this Board of Directors recommends to the sole shareholder of Group, and authorizes and directs the Authorized Officers, and each of them, to recommend to the sole shareholder of Group, that the sole shareholder approve the Transaction Documents and the Transactions.

         FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized to take such action in the name and on behalf of Group as the officer or officers so acting in their sole discretion deem necessary, advisable or appropriate in connection with the exchange of the Interwest Shares, in whole or in part, at any time or times or at such time as may be permitted or required pursuant to the terms of the Share Exchange Agreement, the taking of each action to be conclusive evidence that the same has been approved by this Board of Directors.

         FURTHER RESOLVED, that the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of Group at the time in office be and they are, and each of them singly is, hereby authorized to take such action in the name and on behalf of Group as the officer or officers so acting in their sole discretion deem necessary, advisable or appropriate in connection with the conversion of the Note, in whole or in part, at any time or times or at such time as may be permitted or required pursuant to the terms of the Note, into the Conversion Shares, the taking of each action to be conclusive evidence that the same has been approved by this Board of Directors.

         FURTHER RESOLVED, that the Authorized Officers be and they are, and each of them singly is, hereby authorized, in each case in the name and on behalf of Group to make such filing, furnish such information, and take such action as the officer or officers so acting in his or their sole discretion deem necessary, advisable or appropriate to comply with any and all requirements under the Hart-Scott-Rodino Act that may be applicable to the Transaction Documents and the Transactions, the making of such filing, furnishing of such information and taking of such action to be conclusive evidence that the same have been approved by this Board of Directors.

         FURTHER RESOLVED, that the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of Group at the time in office be and they are, and each of them singly is, hereby authorized to take such action in the name and on behalf of Group in connection with the Transaction Documents and the Transactions as the officer or officers so acting in his or their sole discretion deem desirable, including, but not limited to, the execution and delivery of certificates in connection with the Transaction Documents and the Transactions and the execution and delivery or submission for filing or recordation of notices and other documents relating to the Transaction Documents and the Transactions, the taking of each action to be conclusive evidence that the same has been approved by this Board of Directors.

         FURTHER RESOLVED, that the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of Group at the time in office be and they are, and each of them singly is, hereby authorized to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, instruments, amendments, certificates and other documents and to do or cause to be done all such other acts in the name and on behalf of Group as the officer or officers so acting may deem necessary, advisable or appropriate in order (a) to exercise the rights of Group under the Transaction Documents and all other agreements, instruments, amendments, certificates and other documents executed and delivered by Group pursuant to or in connection with the Transaction Documents and (b) to comply with or perform the obligations of Group under the Transaction Documents and all other agreements, instruments, amendments, certificates and other documents executed and delivered by Group pursuant to or in connection with the Transaction Documents, the execution and delivery of each such document and the taking of each such action to be conclusive evidence that the same has been approved by this Board of Directors.


                                     ------------

         This instrument may be signed in one or more counterparts, all of which taken together shall constitute one and the same instrument, effective as of this 29th day of May, 1996.



Dated: May 29, 1996          _______________________________
                                 Norman L. Rooney


Dated: May 29, 1996          _______________________________
                                 Philip F. Anschutz


Dated: May 29, 1996          _______________________________
                                 Douglas L. Polson


Dated: May 29, 1996          _______________________________
                                 Craig D. Slater


Dated: May 29, 1996          _______________________________
                                 J. E. Shamas


Dated: May 29, 1996          _______________________________
                                 John M. Couzens

                                                               EXHIBIT 3.1(f)(2)

                                CERTIFICATE OF OFFICER

                                          OF

                         INTERNET COMMUNICATIONS CORPORATION


    The undersigned is the President of Internet Communications Corporation, a Colorado corporation (the "Company"). This certificate is executed and delivered pursuant to Section 3.1(f)(2) of the Share Exchange Agreement (the "Share Exchange Agreement") dated as of May 29, 1996 between the Company and Interwest Group, Inc., a Colorado corporation. Terms not otherwise defined in this certificate have the meanings stated in the Share Exchange Agreement.

    The undersigned hereby certifies as follows:

    1. The representations and warranties of the Company contained in the Transaction Documents are true and correct as of the date of this certificate, except as otherwise contemplated by the Share Exchange Agreement.

    2. The Company has performed all covenants and other obligations required by the Transaction Documents to be performed by it at or before the date of this certificate.

    The undersigned has executed this certificate this 29th day of May, 1996.





                                  --------------------------------------
                                  Name: Thomas C. Galley
                                  Title:   President



                                   3.1(f)(2)-1

                                     May 29, 1996



Interwest Group, Inc.
12201 East Arapahoe Road, Suite 201
Englewood, Colorado 80112

    RE: SHARE EXCHANGE AGREEMENT DATED AS OF MAY 29, 1996 BETWEEN INTERNET COMMUNICATIONS CORPORATION AND INTERWEST GROUP, INC.

Ladies and Gentlemen:

    I have acted as counsel for Internet Communications Corporation, a Colorado corporation (the "Company"), in connection with the Share Exchange Agreement dated as of May 29, 1996 and as amended by the letter agreement dated May 29, 1996 between the Company and Interwest Group, Inc. (the "Share Exchange Agreement") between the Company and Interwest Group, Inc., a Colorado corporation ("Group"), and the Transaction Documents and Transactions (as defined in the Share Exchange Agreement). This letter is delivered to you pursuant to Section 3.1(f)(6) of the Share Exchange Agreement. Terms not otherwise defined in this opinion have the meanings stated in the Share Exchange Agreement.

    In connection with this opinion, I have examined, among other documents, the following:

    (1)  the Share Exchange Agreement, as executed;

    (2) the Note made by the Company to the order of Group in the principal amount of $900,000, dated as of the First Closing Date, as executed;

    (3) the Registration Rights Agreement between the Company and Group, dated as of the First Closing Date, as executed;

    (4) the articles of incorporation of the Company, as amended through the date hereof;

    (5)  the bylaws of the Company, as amended through the date hereof;

    (6) good standing certificates of the Secretary of State of the State of Colorado dated May 10, 1996 and May 21, 1996, listing all charter documents of the Company on file in that office as of that date;

    (7) the Annual Report on Form 10-K of the Company for the year ended January 31, 1996 as filed with the Securities and Exchange Commission on April 30, 1996, (the "1995 Form 10-K");

    (8) such corporate documents and records of the Company and such other certificates and documents as I have deemed necessary or appropriate for the purposes of this opinion.

The documents referred to in clauses (1) through (3) are, collectively, the "First Closing Transaction Documents", and the transactions contemplated thereby are the "First Closing Transactions".

    In rendering my opinion, I have assumed the following:

    (I) the absence of any requirement, consent, approval or authorization by any Governmental Body or any other person with regard to the execution, delivery or performance by Group of the First Closing Transaction Documents;

    (ii) that the execution, delivery and performance by Group of the First Closing Transaction Documents do not violate any laws or regulations applicable to Group;

    (iii) that the First Closing Transaction Documents constitute the legal, valid and binding obligations of the parties thereto, other than the Company, enforceable against such persons in accordance with their terms;

    (iv) the due authorization, execution and delivery of each First Closing Transaction Document by each party to the First Closing Transaction Document, other than the Company; and

    (v) the genuineness of all signatures on all documents submitted to me for my examination other than signatures of officers of the Company, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as copies, and the legal capacity of all natural persons.

    With respect to the portions of paragraphs 3, 6, 7 and 9 below which are stated to be based on my knowledge, and with respect to the identification of material agreements for purposes of clause (a)(iii) of paragraph 2, I have relied upon the representations of the Company contained in the Transaction Documents and such certificates as to factual matters as I have deemed appropriate from officers of the Company, as the case may be. Except to the extent otherwise stated in this letter, for purposes of rendering my opinion with respect to matters addressed in those portions of the paragraphs referred to above, I have not made an independent review of any of the properties, operations, business, transactions, contractual arrangements, orders or Actions or other matters and affairs pertaining to the Company, discussed any of the foregoing with other officers, employees or representatives of the Company or undertaken to review my internal files or the files of the Company with respect to any of the foregoing.

    Based upon and subject to the foregoing and the further qualifications set forth below, I am of the following opinion:

    1. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
(b) has all necessary corporate power and authority to carry on its business as now conducted and (c) has all necessary corporate power and authority to execute and deliver each First Closing Transaction Document to which it is a party.

    2. The execution and delivery by the Company of each First Closing Transaction Document to which it is a party and the performance by it on the date hereof of its obligations under each of such First Closing Transaction Documents have been duly authorized by all necessary corporate action and do not and will not (a) contravene, violate, result in a breach of or constitute a default under, (i) its articles of incorporation or bylaws, (ii) any Regulation of any Governmental Body of the United States of America or any political subdivision thereof or any decision, ruling, order or award of any arbitrator that I have, in the exercise of customary professional due diligence, recognized as directly applicable to the Company or (iii) any agreement, indenture or other instrument certified by the Company to me as a material agreement to which the Company is a party or by which the Company or its properties may be bound or affected or (b) except as contemplated by the First Closing Transaction Documents, result in or require the creation or imposition of any Lien on any of the properties now owned or hereafter acquired by the Company.

    3. Except as described on Schedule I, no Approval of any Governmental Body of the United States of America or any political subdivision thereof that I have, in the exercise of customary professional due diligence, recognized as directly applicable to the Company or, to my knowledge, any other person that is required or advisable on the part of the Company for (a) the due execution and delivery by the Company of any First Closing Transaction Document to which it is a party, (b) the performance by the Company on the date hereof of its obligations under each First Closing Transaction Document to which it is a party or (c) the exercise by Group of its rights and remedies under each First Closing Transaction Document. Except as described on Schedule I, each such Approval has been obtained or made, as the case may be, all actions by each person required to be taken in connection with each such Approval have been taken and all prescribed waiting, review or appeal periods with respect to each such Approval have terminated or expired, as the case may be, in each case on or before the date hereof. No opinion is expressed herein as to any Approvals required or advisable on the part of the Company under federal or state securities or antitrust laws.

    4. Each First Closing Transaction Document to which the Company is a party has been duly executed and delivered by the Company; and each Transaction Document to which the Company is a party is the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and provided that no opinion is expressed as to the enforceability of indemnification provisions insofar as they relate to securities laws of the United States of America.

    5. The choice of law provisions in each First Closing Transaction Document which selects Colorado law as the governing law, will be upheld and enforced by the courts of the State of Colorado and federal courts sitting in and applying the laws of the State of Colorado. I advise you that a Colorado court may not strictly enforce certain limitations upon jurisdiction and upon place of trial if it concludes that such enforcement in a document governed by Colorado law would be contrary to public policy or unreasonable under the then existing circumstances.

    6. To my knowledge, except as previously disclosed to the Company in writing, which writing refers to the Share Exchange Agreement, there is no Action pending or threatened against the Company or any property owned, leased, licensed or used by the Company that, individually or in the aggregate, if determined adversely to the Company, could have a Material Adverse Effect.

    7. The Conversion Shares issuable upon conversion of the Note have been duly authorized and reserved for issuance upon conversion of Note and, when issued upon conversion of Note pursuant to the terms of the Note, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive rights.

    8. The Additional Shares to be issued and sold by the Company pursuant to the Share Exchange Agreement on the Second Closing Date, when duly authorized by the Board of Directors and the shareholders of the Company and when issued and delivered to Group against payment therefor on the Second Closing Date as provided by the Share Exchange Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive rights.

    9. The authorized capital stock of the Company consists of (A) 4,500,000 shares of Common Stock and (B) 100,000,000 shares of preferred stock, par value $.0001 per share, of which no shares are issued and outstanding. As of May 29, 1996, there were (A) 2,400,686 shares of Common Stock issued and outstanding,
(B) 68,000 shares of Common Stock held in the treasury of the Company and (C) 33,000 shares of non-qualified stock options at prices ranging from $2.00 to $10.625 to three individuals. All of these options are exercisable. In addition, the Company's Board of Directors has approved two new option programs subject to shareholder approval. The 1995 Non-Employee Director Stock Option Plan allows the Board to award a total of 40,000 qualified stock options of which 10,000 have been awarded to a Director of the Company at an exercise price of $6.125. None of these options have been exercised. The 1996 Incentive Stock Plan allows the Board to award a total of 500,000 (or 625,000 if the Board of Directors and the Company's shareholders approve an increase in the option pool) of qualified options, non-qualified options, or stock purchase rights to employees and consultants. As of this point in time, 315,000 qualified options have been awarded at $3.75 per share of which 78,750 are exercisable. In addition, as of the date hereof, there are (A) 300,000 shares of Common Stock reserved for issuance as Conversion Shares upon conversion of the Note and (B) subject to shareholder approval, 2,306,541 shares of Common Stock will be reserved for issuance as Additional Shares. To my knowledge, the Company has no Equity Securities outstanding except as disclosed in this paragraph. The holders of the capital stock of the Company are not entitled to any preemptive rights to subscribe to any additional shares of capital stock of the Company.

    10. I am not aware of taxes (exclusive of income taxes, as to which no opinion is expressed) which have not been paid are required to be paid in connection with the execution and delivery of the First Closing Transaction Documents, the performance of any obligations under the First Closing Transaction Documents or the creation of any indebtedness under or evidenced by the First Closing Transaction Documents.

    11. The 1995 Form 10-K complies as to form in all material respects with the requirements of the Exchange Act (except that no opinion is expressed with respect to any financial statements or other financial or statistical data included in the 1995 Form 10-K.

    The foregoing opinions are subject to the following qualifications, limitations and exceptions:

    (A) With respect to the opinions stated in clause (a) of paragraph 1, I have relied upon certificates from the Secretary of State of the State of Colorado and other public officials, which I assume to be true copies and which are attached hereto.

    (B) I express no opinion with respect to the following provisions to the extent that the same are contained in the First Closing Transaction Documents:

         (i) provisions purporting to waive rights to notices, objections, demands, set-offs, legal defenses, statutes of limitation, counterclaims, provisions of law, jury trial, or other rights or benefits that cannot be waived under applicable law;

         (ii) provisions granting powers of attorney or authority to execute documents or to act by power of attorney on behalf of another party;

         (iii) provisions purporting to restrict access to courts or to legal or equitable remedies or purporting to establish exclusive forum jurisdiction or venue;

         (iv)  provisions providing for a set-off or subrogation; and

         (v) provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction or for misstatements or omissions, to the extent that the same are inconsistent with public policy.

    (C) In rendering the opinion expressed in paragraph 2 above, I have made no examination of any accounting or financial matters and express no opinion with the respect thereto.

    Since I have not conducted any independent investigation with regard to the information set forth in the 1995 Form 10-K (except with respect to the opinions set forth herein), I am not (except as aforesaid) passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. I have participated, however, in conferences with officers and other representatives of the Company and representatives of the independent public accountants of the Company, at which the contents of the 1995 Form 10-K and related matters were discussed. On the basis of the foregoing (relying, as to materiality, to a large extent upon the opinions of the officers and other representatives of the Company), I advise you that no facts have come to my attention that have led me to believe that the 1995 Form 10-K, as of the date it, or any amendment thereto, was filed with the Securities and Exchange Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the 1995 Form 10-K contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. I express no comment with respect to the financial statements and related schedules and other financial or statistical data included or incorporated by reference in the 1995 Form 10-K.

    I do not express any opinion herein concerning any law other than the laws of the State of Colorado and the federal law of the United States of America.

    The opinions set forth above are for your sole benefit with respect to the transactions contemplated by the First Closing Transaction Documents. This letter may not be used, circulated, quoted or otherwise referred to for any other purpose and may not be relied upon by any other person without my prior written consent.

                             Very truly yours,



                             John B. Wills

                                   SCHEDULE I

                            TO OPINION OF COUNSEL FOR
                       INTERNET COMMUNICATIONS CORPORATION


                         Approvals, Consents and Filings

                                     (NONE)

                             CERTIFICATE OF OFFICER

                                       OF

                              INTERWEST GROUP, INC.

          The undersigned is the President of Interwest Group, Inc., a Colorado corporation ("Group"). This certificate is executed and delivered pursuant to
Section 3.1(f)(2) of the Share Exchange Agreement (the "Share Exchange Agreement") dated as of May 29, 1996 between Internet Communications Corporation, a Colorado corporation and Group. Terms not otherwise defined in this certificate have the meanings stated in the Share Exchange Agreement.

          The undersigned hereby certifies as follows:

          1. The representations and warranties of Group contained in the Transaction Documents to which it is a party are true and correct as of the date of this certificate, except as otherwise contemplated by the Share Exchange Agreement.

          2. Group has performed all covenants and other obligations required by the Transaction Documents to which it is a party to be performed by it at or before the date of this Certificate.

          The undersigned has executed this certificate this 29th day of May, 1996.


                                        Interwest Group, Inc.
                                        By:  Jim E. Shamas


                                        -----------------------------------
                                        Its President

                            CERTIFICATE OF SECRETARY

                                       OF

                              INTERWEST GROUP, INC.


          The undersigned is Secretary of Interwest Group, Inc., a Colorado corporation ("Group"). This certificate is executed and delivered pursuant to
Section 3.1(f)(1) of the Share Exchange Agreement (the "Share Exchange Agreement") dated as of May 29, 1996 between Internet Communications Corporation, a Colorado corporation, and Group. Terms not otherwise defined in this certificate have the meanings stated in the Share Exchange Agreement.

          The undersigned hereby certifies as follows:

          1. Attachment A is a true and complete copy of the Articles of Incorporation of Group dated February 20, 1980, as amended by amendments dated October 10, 1984, December 16, 1985, February 23, 1988, May 2, 1988, November 8, 1989, August 23, 1990, April 26, 1991, December 17, 1991, June 21, 1993, and
March 27, 1996. No proceedings for the amendment of the articles of incorporation are pending or, to the best knowledge of the undersigned, threatened or contemplated.

          2. Attachment B is a true and complete copy of the bylaws of Group in effect on this date and at all times since March 3, 1980. No proceedings for the amendment of the bylaws are pending or, to the best knowledge of the undersigned, threatened or contemplated.

          3. Attachment C are true and complete copies of certain resolutions adopted by the Board of Directors of Group by unanimous written consent dated May 29, 1996. The resolutions are in full force and effect on this date and have not been modified, amended or revoked. The resolutions are the only resolutions adopted by the Board of Directors of Group or any of its committees relating to the Transaction Documents or the Transactions.

          4. Attachment D are true and complete copies of certain resolutions adopted by the sole shareholder of Group by unanimous written consent dated May 29, 1996. The resolutions are in full force and effect on this date and have not been modified, amended or revoked. The resolutions are the only resolutions adopted by the sole shareholder of Group relating to the Transaction Documents or the Transactions.

          5. The following are the directors of Group on this date and the date referred to in paragraph 3 above: Norman L. Rooney, Philip F. Anschutz, Douglas
L. Polson, Craig D. Slater, J. E. Shamas and John M. Couzens.

                                             May 29, 1996


Internet Communications Corporation
7100 East Belleview Avenue
Suite 201
Englewood, Colorado 80111

RE:  Share Exchange Agreement dated as of May 29, 1996 between
     Internet Communications Corporation and Interwest Group, Inc.

Ladies and Gentlemen:

     I have acted as counsel for Interwest Group, Inc., a Colorado corporation ("Group"), and Interwest Communications C.S. Corporation a Colorado corporation ("Interwest"), in connection with the Share Exchange Agreement dated as of May 29, 1996 (the "Share Exchange Agreement") between Internet Communications Corporation, a Colorado corporation (the "Company"), and Group, and the Transaction Documents and Transactions (as defined in the Share Exchange Agreement). This letter is delivered to you pursuant to Section 3.1(f)(6) of the Share Exchange Agreement. Terms not otherwise defined in this opinion have the meanings stated in the Share Exchange Agreement.

     In connection with this opinion, I have examined, among other documents, the following:

          (1) the Share Exchange Agreement, as executed;

          (2) the Registration Rights Agreement between the Company and Group, dated as of the First Closing Date, as executed;

          (3) the articles of incorporation of Group and Interwest, as amended through the date hereof;

          (4) the bylaws of Group, as amended through the date hereof;

          (5) long-form good standing certificates of the Secretary of the State of the State of Colorado (a) dated May 16, 1996, listing all charter documents of Group on file in that office as of that date, and (b) dated May 14, 1996, listing all charter documents of Interwest on file in that office as of that date; and

          (6) such corporate documents and records of Group and Interwest and such other certificates and documents as I have deemed necessary or appropriate for the purposes of this opinion.

Internet Communications Corporation
Page 2
May 29, 1996



The documents referred to in clauses (1) and (2) are, collectively, the "First Closing Transaction Documents", and the transactions contemplated thereby are the "First Closing Transactions".

     In rendering my opinion, I have assumed the following:

         (i) the absence of any requirement, consent, approval or authorization by any Governmental Body or any other person with regard to the execution, delivery or performance by the Company of the First Closing Transaction Documents;

        (ii) that the execution, delivery and performance by the Company of the First Closing Transaction Documents do not violate any laws or regulations applicable to the Company;

       (iii) that the First Closing Transaction Documents constitute the legal, valid and binding obligations of the parties thereto, other than Group, enforceable against such persons in accordance with their terms;

        (iv) the due authorization, execution and delivery of each First Closing Transaction Document by each party to the First Closing Transaction Document, other than Group; and

         (v) the genuineness of all signatures on all documents submitted to me for my examination other than signatures of officers of Group, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as copies, and the legal capacity of all natural persons.

     With respect to the portions of paragraphs 3 and 6 below which are stated to be based on my knowledge, and with respect to the identification of material agreements for purposes of clause (a)(iii) of paragraph 2, I have relied upon the representations of Group contained in the Transaction Documents and such certificates as to factual matters as I have deemed appropriate from officers of Group, as the case may be. Except to the extent otherwise stated in this letter, for purposes of rendering my opinion with respect to matters addressed in those portions of the paragraphs referred to above, I have not made an independent review of any of the properties, operations, business transactions, contractual arrangements, orders or Actions or other matters and affairs pertaining to Group, discussed any of the foregoing with other officers, employees or representatives of Group or undertaken to review my internal files or the files of Group with respect to any of the foregoing.

Internet Communications Corporation
Page 3
May 29, 1996


     Based upon and subject to the foregoing and the further qualifications set forth below, I am of the following opinion:

          1. Group (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has all necessary corporate power and authority to carry on its business as now conducted and (c) has all necessary corporate power and authority to execute and deliver each First Closing Transaction Document to which it is a party.

          2. The execution and delivery by Group of each First Closing Transaction Document to which it is a party and the performance by it on the date hereof of its obligations under each of such First Closing Transaction Documents have been duly authorized by all necessary corporate action and do not and will not (a) contravene, violate, result in a breach of or constitute a default under, (i) its articles of incorporation or bylaws, (ii) any Regulation of any Governmental Body of the United States of America or any political subdivision thereof or any decision, ruling, order or award of any arbitrator that I have, in the exercise of customary professional due diligence, recognized as directly applicable to Group or (iii) any agreement, indenture or other instrument certified by Group to me as a material agreement to which Group is a party or by which Group or its properties may be bound or affected or (b) except as contemplated by the First Closing Transaction Documents, result in or require the creation or imposition of any Lien on any of the properties now owned or hereafter acquired by Group.

          3. Except as described on Schedule I, no Approval of any Governmental Body of the United States of America or any political subdivision thereof that I have, in the exercise of customary professional due diligence, recognized as directly applicable to Group or, to my knowledge, any other person that is required or advisable on the part of Group for (a) the due execution and delivery by Group of any First Closing Transaction Document to which it is a party, (b) the performance by Group on the date hereof of its obligations under each First Closing Transaction Document to which it is a party or (c) the exercise by the Company of its rights and remedies under each First Closing Transaction Document. Except as described on Schedule I, each such Approval has been obtained or made, as the case may be, all actions by each person required to be taken in connection with each such Approval have been taken and all prescribed waiting, review or appeal periods with respect to each such Approval have terminated or expired, as the case may be, in each case on or before the date hereof. No opinion is expressed herein as to any Approvals required or advisable on the part of Group under federal or state securities or antitrust laws.

          4. Each First Closing Transaction Document to which Group is a party has been duly executed and delivered by Group; and each Transaction Document to which Group is a party is the legally valid and binding obligation of Group, enforceable against it in

Internet Communications Corporation
Page 4
May 29, 1996


accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law; and provided that no opinion is expressed as to the enforceability of indemnification provisions insofar as they relate to securities laws of the United States of America.

          5. The choice of law provisions in each First Closing Transaction Document which selects Colorado law as the governing law, will be upheld and enforced by the courts of the State of Colorado and federal courts sitting in and applying the laws of the State of Colorado. I advise you that a Colorado court may not strictly enforce certain limitations upon jurisdiction and upon place of trial if it concludes that such enforcement in a document governed by Colorado law would be contrary to public policy or unreasonable under the then existing circumstances.

          6. To my knowledge, except as disclosed in the manner authorized by the First Closing Transaction Documents, there is no Action pending or threatened against Interwest or any property owned, leased, licensed or used by Interwest that, individually or in the aggregate, if determined adversely to Interwest, as the case may be, could have a Material Adverse Effect.

          7. The authorized capital stock of Interwest consists of 100,000 shares of voting common stock, no par value, of which 40,000 shares are issued and outstanding, and 10,000 shares of nonvoting common stock, no par value, of which 1,000 shares are issued and outstanding (such issued and outstanding shares, the "Interwest Shares"). As of May 29, 1996, all Interwest Shares are owned of record by Group.

          8. Immediately after the sale of the Interwest Shares by Group pursuant to the Share Exchange Agreement, upon the registration of the Interwest Shares in the name of the Company in the stock records of Interwest and assuming that the Company is a purchaser for value in good faith and without notice of any adverse claim, the Company has all the rights, title and interest of Group in and to the Interwest Shares, free of any adverse claims.

          9. No Taxes (exclusive of income taxes and federal or state securities or antitrust fees, as to which no opinion is expressed) which have not been paid are required to be paid in connection with the execution and delivery of the First Closing Transaction Documents, the performance of any obligations under the First Closing Transaction Documents or the creation of any indebtedness under or evidenced by the First Closing Transaction Documents.

Internet Communications Corporation
Page 5
May 29, 1996


     The foregoing opinions are subject to the following qualifications, limitations and exceptions:

          (A) With respect to the opinions stated in clause (a) of paragraph 1, I have relied upon certificates from the Secretary of State of the State of Colorado and other public officials, which I assume to be true copies and which are attached hereto.

          (B) I express no opinion with respect to the following provisions to the extent that the same are contained in the First Closing Transaction
Documents:

               (i) Provisions purporting to waive rights to notices, objections, demands, set-offs, legal defenses, statutes of limitation, counterclaims, provisions of law, jury trial, or other rights or benefits that cannot be waived under applicable law;

               (ii) provisions granting powers of attorney or authority to execute documents or to act by power of attorney on behalf of another party;

               (iii) provisions purporting to restrict access to courts or to legal or equitable remedies or purporting to establish exclusive forum jurisdiction or venue;

               (iv)  provisions providing for a set-off or subrogation; and

               (v) provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction or for misstatements or omissions, to the extent that the same are inconsistent with public policy.

          (C) In rendering the opinion expressed in paragraph 2 above, I have made no examination of any accounting or financial matters and express no opinion with respect thereto.

     I do not express any opinion herein concerning any law other than the laws of the State of Colorado and the federal law of the United States of America.

Internet Communications Corporation
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May 29, 1996



     The opinions set forth above are for your sole benefit with respect to the transactions contemplated by the First Closing Transaction Documents. This letter may not be used, circulated, quoted or otherwise referred to for any other purpose and may not be relied upon by any other person without my prior written consent.

                                        Very truly yours,



                                        Lynn T. Wood
                                        Vice President and
                                        General Counsel

LTW/pw

Enclosure